EXECUTION VERSION

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

TITAN INTERNATIONAL, INC.,

TITAN TIRE HOLDINGS, INC.

CARLSTAR INTERMEDIATE HOLDINGS I LLC,

THE CARLSTAR GROUP LLC,

AIPCF V FEEDER C (CAYMAN), LP

and

AIPCF V FEEDER CTP TIRE LLC

dated

February 29, 2024

4874-7262-122514874-7262-1225

4889-2802-6525v.15

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS; INTERPRETATION ...................................................................... 1 Section 1.1 Certain Terms Defined .......................................................................... 1 Section 1.2 Other Definitional and Interpretive Matters ........................................ 18 ARTICLE II CLOSING ............................................................................................................... 21 Section 2.1 Purchase and Exchange ....................................................................... 21 Section 2.2 Closing ................................................................................................ 21 Section 2.3 Deliveries at the Closing ..................................................................... 21 Section 2.4 Purchase Price Adjustment ................................................................. 24 Section 2.5 Purchase Price Allocation ................................................................... 26 Section 2.6 Mechanics of Exchange and Surrender ............................................... 27 Section 2.7 No Fractional Shares ........................................................................... 27 Section 2.8 Withholding ........................................................................................ 28 Section 2.9 Payment of Indebtedness..................................................................... 28 ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY MEMBERS AND THE BLOCKERS ........................................ 29 Section 3.1 Due Organization; No Prior Activities ................................................ 29 Section 3.2 Power and Authority of the Company Members ................................ 29 Section 3.3 Capitalization ...................................................................................... 30 Section 3.4 Subsidiaries; Investments .................................................................... 30 Section 3.5 Non-Contravention; Governmental Consents ..................................... 31 Section 3.6 Financial Statements; Undisclosed Liabilities .................................... 32 Section 3.7 Absence of Changes ............................................................................ 33 Section 3.8 Litigation ............................................................................................. 35 Section 3.9 Compliance With Laws; Permits ........................................................ 35 Section 3.10 Material Contracts ............................................................................... 36 Section 3.11 Real Property ....................................................................................... 38 Section 3.12 Employee Benefits .............................................................................. 39 Section 3.13 Labor and Employment Matters.......................................................... 42 Section 3.14 Environmental Matters ........................................................................ 43 Section 3.15 Insurance ............................................................................................. 45 Section 3.16 Taxes ................................................................................................... 46 Section 3.17 Intellectual Property ............................................................................ 49

TABLE OF CONTENTS (continued) ii 24874-7262-1225 Section 3.18 Brokers ................................................................................................ 50 Section 3.19 Related Party Transactions .................................................................. 50 Section 3.20 Customers and Suppliers ..................................................................... 51 Section 3.21 Title to Assets ...................................................................................... 51 Section 3.22 Product and Service Warranty ............................................................ 52 Section 3.23 Product Liability ................................................................................. 52 Section 3.24 Directors and Officers; Powers of Attorney ....................................... 52 Section 3.25 Anti-Bribery; Anti-Corruption ............................................................ 52 Section 3.26 Privacy and Data Security Compliance............................................... 52 Section 3.27 No Other Representations or Warranties; Non-Reliance; Investigation ........................................................................................ 53 ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS ........................................................................................................ 54 Section 4.1 Due Organization of Seller; Right to Sell ........................................... 54 Section 4.2 Title to Purchased Interests and Blocker Interests; Liens ................... 55 Section 4.3 Non-Contravention .............................................................................. 55 Section 4.4 Governmental Consents ...................................................................... 55 Section 4.5 Litigation ............................................................................................. 56 Section 4.6 Brokers ................................................................................................ 56 Section 4.7 Securities Matters ................................................................................ 56 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT ....... 56 Section 5.1 Due Organization of Buyer and Parent ............................................... 56 Section 5.2 Power and Authority of Buyer and Parent .......................................... 57 Section 5.3 Non-Contravention; Governmental Consents ..................................... 57 Section 5.4 Brokers ................................................................................................ 57 Section 5.5 Issuance of Parent Common Stock ..................................................... 58 Section 5.6 SEC Documents; Financial Statements ............................................... 58 Section 5.7 Conduct of Business ............................................................................ 60 Section 5.8 Capitalization ...................................................................................... 60 Section 5.9 Absence of Certain Changes ............................................................... 61 Section 5.10 Litigation ............................................................................................. 61 Section 5.11 Investment ........................................................................................... 62

TABLE OF CONTENTS (continued) iii 24874-7262-1225 Section 5.12 Solvency .............................................................................................. 62 Section 5.13 United States Real Property Holding Corporation .............................. 62 Section 5.14 Customers and Suppliers ..................................................................... 62 Section 5.15 No Other Representations or Warranties; Non-Reliance; Investigation ........................................................................................ 63 ARTICLE VI COVENANTS ...................................................................................................... 64 Section 6.1 Access ................................................................................................. 64 Section 6.2 Public Disclosure ................................................................................ 64 Section 6.3 Cooperation; Further Actions .............................................................. 64 Section 6.4 Indemnification of Directors and Officers .......................................... 65 Section 6.5 Employee Matters ............................................................................... 66 Section 6.6 Tax Matters ......................................................................................... 67 Section 6.7 Representation and Warranty Insurance ............................................. 72 Section 6.8 Form 8-K Filing .................................................................................. 72 Section 6.9 NYSE Listing ...................................................................................... 72 Section 6.10 Stockholder Agreement ....................................................................... 73 Section 6.11 Release ................................................................................................ 73 ARTICLE VII MISCELLANEOUS ............................................................................................ 74 Section 7.1 Amendment and Waivers .................................................................... 74 Section 7.2 Survival ............................................................................................... 74 Section 7.3 Expenses .............................................................................................. 74 Section 7.4 Notices................................................................................................. 74 Section 7.5 Counterparts ........................................................................................ 75 Section 7.6 Entire Agreement; No Third Party Beneficiaries ................................ 75 Section 7.7 Severability ......................................................................................... 75 Section 7.8 Governing Law; Consent to Jurisdiction............................................. 76 Section 7.9 Assignment .......................................................................................... 76 Section 7.10 Specific Performance .......................................................................... 76 Section 7.11 Non-Recourse ...................................................................................... 77 Section 7.12 WAIVER OF JURY TRIAL ............................................................... 77 Section 7.13 Legal Representation ........................................................................... 77

TABLE OF CONTENTS (continued) iv 24874-7262-1225 Schedule 1.1(a) Excluded Arrangements Schedule 1.1(b) Knowledge Parties Schedule 1.1(c) Permitted Liens Schedule 2.3(a)(iii) Resignations Schedule 2.3(a)(v) Company Members for Delivery of Good Standing Certificates Schedule 2.3(a)(x) Terminated Contracts Schedule 2.3(b)(vi) Payoff Indebtedness Exhibit A Pre-Closing Restructuring Exhibit B Accounting Principles Exhibit C Form of Escrow Agreement Exhibit D Form of Fund V Restrictive Covenant Agreement Exhibit E Form of Stockholder Agreement Annex I Sample Net Working Capital Calculation Annex II Purchase Price Allocation Principles

MEMBERSHIP INTEREST PURCHASE AGREEMENT MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated February 29, 2024, by and among Titan International, Inc., a Delaware corporation (“Parent”), Titan Tire Holdings, Inc., a Delaware corporation (“Buyer”), Carlstar Intermediate Holdings I LLC, a Delaware limited liability company (“CH Seller”), AIPCF V Feeder CTP Tire LLC, a Delaware limited liability company (“Blocker Seller 1”), AIPCF V Feeder C (Cayman), LP, a Cayman Islands exempted limited partnership (“Blocker Seller 2” and together with CH Seller and Blocker Seller 1, the “Sellers”), and The Carlstar Group, LLC, a Delaware limited liability company (“Company” and together with Buyer, Parent and the Sellers, the “Parties” and each a “Party”). RECITALS 1. Immediately prior to the Pre-Closing Restructuring, (a) CH Seller owned 100% of the issued and outstanding Equity Interests of Carlstar Intermediate Holdings, LLC (“CH Blocker” and such interests the “CH Blocker Interests”) and (b) CH Seller and CH Blocker collectively owned 100% of the issued and outstanding Equity Interests of Company (the “Company Interests”). 2. Prior to the Closing Date, the Sellers have caused the restructuring transactions set forth on Exhibit A to occur (the “Pre-Closing Restructuring”). 3. Following the consummation of the Pre-Closing Restructuring and as of the date of this Agreement, (a) CH Seller, CH Blocker, AIPCF V CTP Tire Blocker Cooperatie U.A., a Dutch cooperative (“Tire Blocker”), and AIPCF V CTP Marastar Blocker, Inc., a Delaware corporation (“Marastar Blocker,” and together with CH Blocker and Tire Blocker, the “Blockers”) collectively own 100% of the Company Interests, (b) CH Seller continues to own 100% the CH Blocker Interests, (c) Blocker Seller 1 owns 0.01% of the issued and outstanding Equity Interests of Tire Blocker and Blocker Seller 2 owns 99.99% of the issued and outstanding Equity Interests of Tire Blocker (collectively, the “Tire Blocker Stock”) and (d) Blocker Seller 2 owns 100% of the issued and outstanding Equity Interests of Marastar Blocker (the “Marastar Blocker Stock” and together with the CH Blocker Interests and the Tire Blocker Stock, the “Blocker Interests”). 4. At the Closing, on the terms and subject to the conditions set forth in this Agreement: (a) Buyer desires to purchase from CH Seller, and CH Seller desires to sell to Buyer, all of the Company Interests owned by CH Seller (the “Purchased Interests”) and (b) Buyer desires to purchase from CH Seller, Blocker Seller 1 and Blocker Seller 2, and CH Seller, Blocker Seller 1 and Blocker Seller 2 desire to sell to Buyer, all of the Blocker Interests. In consideration of the representations, warranties and covenants set forth in this Agreement, the Parties agree as follows: ARTICLE I DEFINITIONS; INTERPRETATION Section 1.1 Certain Terms Defined. The following terms will have the meanings set forth below for purposes of this Agreement:

2 “1934 Act” has the meaning set forth in Section 5.6(a). “2023 Pre-Closing Income Tax Return” has the meaning set forth in Section 6.6(h)(i)(A). “Accounting Principles” means the specific accounting practices, policies, judgments and methodologies set forth on Exhibit B. “Action” means any claim, action, cause of action, arbitration, litigation, suit, investigation, hearing or other legal proceeding (whether in contract, tort or otherwise, whether civil or criminal and whether brought at law or in equity) by or before any Governmental Entity. “Adjustment Escrow Deposit” means $10,000,000. “Adjustment Escrow Funds” means the Adjustment Escrow Deposit together with any interest earned thereon. “Adjustment Maximum Amount” means $10,000,000. “Affiliates” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting Equity Interests, by Contract or otherwise; provided, however, that except for the purposes of Section 3.10(a)(xi) and Section 3.19, in no event will the Sellers, Company or any of their respective Subsidiaries be considered an Affiliate of any portfolio company of any investment fund affiliated with AIP, LLC, nor will any portfolio company of any investment fund affiliated with AIP, LLC be considered an Affiliate of the Sellers, Company or any of their respective Subsidiaries. “Aggregate Cash Consideration” means an amount in cash equal to (i) the Base Amount, plus (ii) the Closing Company Cash, minus (iii) the Closing Company Indebtedness, minus (iv) the Closing Transaction Expenses, plus (v) the Net Working Capital Excess (if any), minus (vi) the Net Working Capital Shortfall (if any), minus the Building Remediation Amount. “Aggregate Stock Consideration” means 11,921,766 shares of Parent Common Stock. “Agreement” has the meaning set forth in the Preamble. “AIPCF V AIV C, LP Agreement” means the Amended and Restated Exempted Partnership Agreement of AIPCF V AIV C, LP, in effect as of the date hereof. “Allocation Schedule” has the meaning set forth in Section 2.5(b). “Ancillary Agreements” means the Escrow Agreement, the Stockholder Agreement, the Fund V Restrictive Covenant Agreement and all other agreements contemplated by this Agreement in connection with the Transaction.

3 “Antitrust Laws” means any Laws or Orders of any jurisdiction that are designed or intended to prohibit, restrict or regulate actions that may have the purpose or effect of creating a monopoly, lessening competition or restraining trade. “Applicable Privacy and Data Security Requirements” means all of the following, to the extent relating to privacy, security or the collection, processing, storage, protection and disclosure of Personal Information applicable to any Company Member, including: (a) applicable Laws, including the Federal Trade Commission Act and Laws pertaining to unfair, deceptive or misleading trade practices; (b) applicable industry standards, guidelines and practices in the industry in which any of Company and its Subsidiaries operates; (c) each of Company’s and its Subsidiaries’ own rules, policies and procedures, including each of Company’s and its Subsidiaries’ publicly-facing privacy policy; and (d) Contracts to which any of Company and its Subsidiaries is a party or by which any of Company and its Subsidiaries or any of their respective assets or properties are otherwise bound. “Approvals” means any consent, approval or authorization of, permit or license issued or granted by, Order, waiver or exemption by, notice to, negative clearance from, or the expiration or early termination of any waiting period imposed by, any Person (including any third party or Governmental Entity (including any Governmental Antitrust Entity)). “Audited Financial Statements” has the meaning set forth in Section 3.6(a). “Authorized Action” has the meaning set forth in Section 7.14(b). “Base Amount” means $127,500,000. “Benefit Plan Funding Obligation” means any accrued and unfunded obligation in respect of any Company Benefit Plan that is a defined benefit pension plan subject to Title IV of ERISA, solely to the extent it has not already been accrued in the determination of Net Working Capital. “Blockers” has the meaning set forth in the Recitals. “Blocker Interests” has the meaning set forth in the Recitals. “Blocker Seller 1” has the meaning set forth in the Preamble. “Blocker Seller 2” has the meaning set forth in the Preamble. “Blocker Sellers” means, collectively, Blocker Seller 1 and Blocker Seller 2. “Bonus Amounts” has the meaning set forth in Section 6.5(c). “Building Remediation Amount” means $3,142,857. “Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by Law or Order to close. “Buyer” has the meaning set forth in the Preamble.

4 “Buyer Disclosure Schedule” means the disclosure schedule of even date herewith delivered by Buyer to Sellers in connection with the execution and delivery of this Agreement. “Buyer Releasing Party” has the meaning set forth in Section 6.11(b). “Canadian Tax Act” or any reference to a specific provision thereof means the Income Tax Act (Canada) and any legislation of any province or territory of Canada (including the Taxation Act (Quebec)) and any regulations and other interpretive authorities thereunder. “CARES Act and COVID Relief Programs” means, collectively, The Coronavirus Aid, Relief, and Economic Security Act, the Families First Coronavirus Response Act, the Paycheck Protection Program Flexibility Act, any rules and regulations of the U.S. Small Business Association, the U.S. Department of the Treasury or any public health agency, any applicable Law in connection with COVID-19 and all FAQs or Interim Final Rules issued by any Governmental Entity related thereto, including any other Law or executive order or Presidential Memorandum (including the Presidential Memorandum described in IRS Notice 2020-65) related to COVID-19 and any similar programs adopted by a foreign Governmental Entity. “Cash” means cash and cash equivalents of the Company Members required to be reflected as cash and cash equivalents on a balance sheet of the Company Members, on a consolidated basis, determined in accordance with the Accounting Principles. Notwithstanding the foregoing, “Cash” (a) includes uncashed and uncleared checks and other deposits or transfers received or deposited for the account of any Company Member (to the extent there has been a corresponding reduction in current assets (e.g., accounts receivable) on account thereof), (b) is reduced by outstanding checks or similar instruments of, or issued or sent by, any Company Member (to the extent there has been a corresponding reduction in current liabilities (e.g., accounts payable) on account thereof). For the avoidance of doubt, Cash may be a positive or negative number. “Causes of Action” has the meaning set forth in Section 6.11(a). “CEI” means Carlstar Export Inc., a Delaware corporation. “CFI” means Carlstar Finance Inc., a Delaware corporation. “CH Seller” has the meaning set forth in the Preamble. “CH Blocker” has the meaning set forth in the Recitals. “CH Blocker Interests” has the meaning set forth in the Recitals. “Chosen Courts” has the meaning set forth in Section 7.8. “Charter Indemnification Provisions” has the meaning set forth in Section 6.4(c). “Closing” has the meaning set forth in Section 2.2. “Closing Company Cash” means the aggregate amount of all Cash as of the Reference Time.

5 “Closing Company Indebtedness” means the Company Indebtedness as of the Reference Time. “Closing D&O Policies” has the meaning set forth in Section 6.4(b). “Closing Date” has the meaning set forth in Section 2.2. “Closing Net Working Capital” means the Net Working Capital as of the Reference Time. “Closing Statement” has the meaning set forth in Section 2.4(b) “Closing Transaction Expenses” means the aggregate amount of Transaction Expenses, unpaid as of immediately prior to the Closing. “Code” means the Internal Revenue Code of 1986, as amended. “Company” has the meaning set forth in the Preamble. “Company Benefit Plan” has the meaning set forth in Section 3.12(a). “Company Employee” has the meaning set forth in Section 6.5(a). “Company Indebtedness” means, as of a given time, the aggregate amount of all Indebtedness of the Company Members outstanding. “Company Interests” has the meaning set forth in the Recitals. “Company Member” means any of Company or its Subsidiaries or the Blockers. “Company Member Released Parties” has the meaning set forth in Section 6.11(a). “Company Permits” has the meaning set forth in Section 3.9(d). “Contract” means, whether written or oral, any legally binding agreement, contract, subcontract, settlement agreement, lease, instrument, note, option, warranty, license, sublicense or insurance policy. “COVID Measures” means any applicable mandate, guideline or recommendations of a Governmental Entity (including the Centers for Disease Control and Prevention and the World Health Organization), Order or Law issued, adopted or in force (or announced to be issued, adopted or in force) regarding COVID-19, including any “shelter in place,” “stay home” or other restrictions on the freedom of activities of individuals or businesses. “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof. “CRA” means Canada Revenue Agency. “Credit Agreement” means that certain ABL Credit Agreement, dated as of November 9, 2023, by and among Company, CH Seller, CH Blocker, Ally Bank, as Administrative Agent,

6 Collateral Agent, Swingline Lender, L/C Issuer and as Sole Lead Arranger and Sole Bookrunner (each as defined therein) and each Person party thereto as a Lender or L/C Issuer (each as defined therein) from time to time. “Customs & Trade Laws” means all applicable export, import, customs and trade, and anti- boycott Laws or programs administered, enacted or enforced by any Governmental Entity, including: (a) the Laws and programs administered or enforced by U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, the U.S. International Trade Commission, the U.S. Department of Commerce, and the U.S. Department of State; (b) the U.S. Tariff Act of 1930; (c) the U.S. Export Control Reform Act of 2018 and the Export Administration Regulations, including related restrictions with regard to persons or entities on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List; (d) the U.S. Arms Export Control Act and the International Traffic in Arms Regulations, including related restrictions with regard to Persons on the U.S. Department of State’s Debarred List; (e) the U.S. Foreign Trade Regulations; and (f) the anti-boycott Laws administered by the U.S. Department of Commerce and the U.S. Department of the Treasury. “Data Room” means the virtual data room entitled “Project Row” maintained by Intralinks. “DGCL” means the General Corporation Law of the State of Delaware. “Disclosure Schedule” has the meaning set forth in Article III. “Disputed Items” has the meaning set forth in Section 2.4(e). “Due Date” means the due date with respect to an applicable Tax Return (taking into account valid extensions). “Enforceability Exception” has the meaning set forth in Section 3.2. “Environmental Laws” means all Laws relating to pollution or the protection of the environment, public health and safety regarding exposure to Hazardous Materials, or employee health and safety regarding exposure to Hazardous Materials, including Laws relating to emissions, discharges, release, or threatened releases of pollutants, contaminants, petroleum or petroleum- based materials or wastes, or chemical or toxic substances, or Hazardous Materials into any environmental media, including ambient air, soil, surface water or groundwater, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or chemicals or toxic materials or wastes, or Hazardous Materials. Without limiting the generality of the foregoing, such Environmental Laws include the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970 solely as it pertains to exposure to Hazardous Materials, each as amended. “Environmental Permits” means all permits, licenses, registrations, approvals, authorizations, permissions, orders or exemptions which are issued by, granted by or required from Governmental Entities under applicable Environmental Laws.

7 “Equity Interests” means: (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests and joint venture interests, (c) any warrants, stock appreciation rights, restricted stock, profits interests, options, units, or any other equity or equity-based compensation, convertible or exchangeable securities, or call rights to purchase or acquire any of the foregoing, and (d) any “equity security” within the meaning of the 1934 Act. “ERISA” has the meaning set forth in Section 3.12(a). “ERISA Affiliate” means any trade or business that, together with the Company, would be considered a single employer within the meaning of Section 4001 of ERISA or Section 414 of the Code. “Escrow Account” has the meaning set forth in Section 2.3(b)(iv). “Escrow Agent” means Wilmington Trust, National Association. “Escrow Agreement” means the Escrow Agreement among Buyer, CH Seller and the Escrow Agent, in the form attached hereto as Exhibit C. “Estimated Closing Statement” has the meaning set forth in Section 2.4(a). “Estimated Company Cash” means the Sellers’ good faith estimate of the Closing Company Cash, as set forth on the Estimated Closing Statement. “Estimated Company Indebtedness” means the Sellers’ good faith estimate of the Closing Company Indebtedness, as set forth on the Estimated Closing Statement. “Estimated Net Working Capital” means the Sellers’ good faith estimate of the Net Working Capital, as set forth on the Estimated Closing Statement. “Estimated Net Working Capital Excess” means the amount by which (if any) the Estimated Net Working Capital, as set forth in the Estimated Closing Statement, is greater than the Target Net Working Capital. “Estimated Net Working Capital Shortfall” means the absolute value of the amount by which (if any) the Estimated Net Working Capital, as set forth in the Estimated Closing Statement, is less than the Target Net Working Capital. “Estimated Purchase Price” has the meaning set forth in Section 2.4(a) “Estimated Transaction Expenses” means the Sellers’ good faith estimate of the Closing Transaction Expenses, as set forth on the Estimated Closing Statement. “Exchange Agent” means Computershare Limited.

8 “Filings” means any registrations, applications, declarations, reports, submissions or other filings with, or any notices to, any Person (including any third party or Governmental Entity, including any Governmental Antitrust Entity). “Final Purchase Price” means the Purchase Price as finally determined in accordance with Section 2.4. “Financial Statements” has the meaning set forth in Section 3.6(a). “Fraud” means actual, knowing and intentional common law fraud by a Party in the making of the representations in Article III, Article IV or Article V; provided, that for the avoidance of doubt Fraud will require that a Party had actual knowledge that a representation set forth in this Agreement was not true when made and intended for another Party to rely to its detriment on such representation and the other Party in fact relied to its detriment on such representation. “FTE Election” has the meaning set forth in Section 3.16(m). “Funds Flow Statement” means the Funds Flow Statement to be dated as of the Closing Date between Sellers and Buyer, which shall include (a) each recipient of a payment and the amount thereof with respect to the Estimated Company Indebtedness (solely to the extent being paid at and as of the Closing), (b) each recipient of a payment and the amount thereof with respect to the Estimated Transaction Expenses, (c) the payment to be made at Closing to each Seller, and (d) wire information for all Persons to whom amounts must be wired on the Closing Date. “Fund V” means American Industrial Partners Capital Fund V, L.P., a Delaware limited partnership. “Fund V Restrictive Covenant Agreement” means the restrictive covenant agreement, substantially in the form attached hereto as Exhibit D, to be entered into by and among Fund V, AIP, LLC and Buyer on the Closing Date and effective upon the Closing. “GAAP” means generally accepted accounting principles in the United States, consistently applied. “Governmental Antitrust Entity” means any of the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, the attorneys general of the several states of the United States and any other Governmental Entity having jurisdiction with respect to the Transaction pursuant to applicable Antitrust Laws. “Governmental Entity” means (a) any government, (b) any governmental or regulatory entity, body, authority, department, commission, subdivision, board, bureau, administrative agency or instrumentality, (c) any court, tribunal, judicial body, or an arbitrator or arbitration panel, or (d) any non-governmental, self-regulatory or administrative agency, securities exchange, commission or authority, in each of clauses (a) through (d), whether supranational, national, federal, state, county, municipal, provincial, and whether local or foreign. “Governmental Entity Approval” means any Approval of a Governmental Entity.

9 “Hazardous Material” means, with respect to any geographic location, any material, chemical, substance, compound, mixture, pollutant, contaminant or waste that is defined to be, that is regulated as, that is listed as, that has been designated by or that (because of its concentration or quality) has characteristics that are radioactive, toxic or hazardous under applicable Environmental Laws in effect at the locations at which any business of Company and its Subsidiaries is conducted. Without limiting the generality of the foregoing, Hazardous Material includes: (a) any article or mixture that contains a Hazardous Material; (b) petroleum products or byproducts or fractions thereof; (c) any substance the presence of which requires reporting, investigation, removal or remediation under any Environmental Laws; (d) polychlorinated biphenyls; (e) asbestos and asbestos-containing materials; (f) urea formaldehyde; and (g) per- and polyfluoroalkyl substances. “HSR Act” has the meaning set forth in Section 3.5(b). “Improvements” has the meaning set forth in Section 3.11(c). “Income Taxes” means all Taxes that are in whole or in part based upon, measured by, or calculated with respect to net income or profits (including any capital gains, franchise, or minimum Tax but not including any sales, use, real or personal property, transfer or similar Taxes). “Indebtedness” of any Person means, without duplication, (a) all obligations for borrowed money, (b) all obligations evidenced by notes, bonds, debentures, mortgage or other similar instruments, (c) all obligations under any debt security, interest rate, currency or other hedging or swap, derivative obligation or other similar arrangement, (d) all obligations under letters of credit, surety bonds or similar facilities (but only to the extent drawn), (e) all obligations for the deferred purchase price of property or services required under GAAP to be classified and accounted for on a balance sheet as liabilities (but excluding, for the avoidance of doubt, trade payables, accruals and any similar amounts which have been incurred in the Ordinary Course of Business), (f) all obligations with respect to leases of any property (real, personal or mixed) which are required to be recorded as capitalized lease obligations in accordance with GAAP (to the extent not included in clause (e) above and excluding operating lease obligations pursuant to ASC 842), (g) all outstanding prepayment and redemption premiums (including any make-whole premiums or payments) and penalties, and any other interest, fees, expenses, breakage charges and other similar amounts owed with respect to, or payable as a result of the prepayment or discharge in full of, any item set forth in clauses (a) through (f), (h) any Benefit Plan Funding Obligation, (i) all accrued (or, in accordance with GAAP, required to be accrued) and unpaid Income Taxes of the Company Members for any Pre-Closing Tax Period or portion of any Straddle Period ending on or before the Closing Date, in each case, calculated in accordance with the past practice of the Company Members (except to the extent required under applicable Law) and on the assumption that any Straddle Period ends on the Closing Date, determined on a jurisdiction-by-jurisdiction basis and reduced by Transaction Tax Deductions (and which amount shall not be less than zero dollars ($0) for any jurisdiction), and (j) all guarantees of the obligations of another Person with respect to any items set forth in clauses (a) through (i). For the avoidance of doubt, “Indebtedness” shall not include any obligations in respect of any arrangements disclosed on Schedule 1.1(a). “Incidental License” means any (a) permitted use right to confidential information in a non-disclosure agreement; (b) Contract for commercially-available Software with an overall replacement or annual license, subscription or maintenance cost of no more than $100,000, and (c)

10 non-exclusive license that is not material to the Company Members and merely incidental to the transaction contemplated in the Contract, the commercial purpose of which is primarily for something other than such license, such as any: (i) Contract for the sale of advertising; (ii) sales or marketing or similar Contract that includes a license to use the trademarks and copyrights of the Company Members for the purposes of promoting the products of the Company Members and (iii) vendor Contract that includes permission for the vendor to identify any Company Member as a customer of the vendor. “Indemnified D&Os” has the meaning set forth in Section 6.4(a). “Independent Accountant” means Baker Tilly. “Information Security Incident” means the unauthorized access to the IT Systems or Personal Information maintained, collected or received by a Company Member, or any information or other material that can be used to access such Personal Information, in any manner that would require notification to any Person or Governmental Entity under Applicable Privacy and Data Security Requirements, as well as any ransomware attack, exploitation of software vulnerabilities, phishing attacks, social engineering, malware, distributed denial-of-service attack or any other similar incident affecting the IT Systems. “Insurance Policies” has the meaning set forth in Section 3.15. “Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (a) patents, patent applications, together with all reissuances, continuations, continuations-in-part, divisions, extensions, and reexaminations thereof, and inventions whether or not patentable, along with any improvements, ideas, data, concepts, formulas, techniques, methods, prototypes, protocols, processes associated with the foregoing, (b) Trademarks, (c) copyrightable works, all copyrights, all applications for registration, all registrations and renewals in connection therewith, and works of authorship, whether or not copyrightable, (d) trade secrets, formulas, compositions, processes, confidential business and technical information, know-how, any other confidential and proprietary information and all rights therein, and any other information that derives independent economic value (actual or potential) from not being generally known to and not being readily ascertainable by proper means by a person able to obtain economic value from its use or disclosure, including drawings, bills of material and other tangible or electronic materials embodying the foregoing and relating to products or services made or sold or otherwise distributed by Company and its Subsidiaries, (e) all domain names, URLs, websites and webpages, and registrations in respect thereof, and social media account names or identifiers (including “handles”), and all content and data associated with the same, (f) Software, (g) hardware, designs, industrial designs (including registrations and applications therefor), drawings, plans, molds, masks and proprietary equipment; and (h) all other intellectual property and related proprietary rights whether protected, created, or arising by operation of law, in each case, whether (i) granted under common law or by statute, (ii) registered or unregistered or (iii) published or unpublished. “Interim Financial Statements” has the meaning set forth in Section 3.6(a).

11 “Inventories” shall mean all inventory, including raw materials, components, work-in- progress, finished products, tooling, stores, stock, supplies, packaging and spare parts used or held for use by Company or its Subsidiaries and existing as of the Closing. “IRS” means the Internal Revenue Service. “IT Systems” means all Software, computer systems, servers, hardware, network equipment, databases, websites, and other information technology systems of whatever type or kind that are used to process, store, maintain and operate data, information, and functions that are owned, leased or licensed by or to a Company Member in the Ordinary Course of Business. “Knowledge” means (a) with respect to Buyer or Parent, the actual knowledge of each individual identified on Schedule 1.1(b) under the heading “Buyer Knowledge Parties”, in each case after reasonable inquiry and investigation, and (b) with respect to the Sellers or Company, the actual knowledge of each individual identified on Schedule 1.1(b) under the heading “Seller Knowledge Parties”, in each case after reasonable inquiry and investigation. “Latest Balance Sheet” has the meaning set forth in Section 3.6(a). “Latest Balance Sheet Date” has the meaning set forth in Section 3.6(a). “Law” means any law (whether local or common), statute, code, ordinance, regulation, treaty (including any Tax treaty), rule or other requirement of any Governmental Entity and includes any Order. “Leased Real Property” means all real property leased or subleased (whether as a tenant or subtenant) by any Company Member. “Liability” means any liability or obligation of whatever kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes. “Liens” means any mortgage, license, charge, interest, pledge, claim, lien, encumbrance, option, security interest, restriction on the right to sell, transfer or dispose (and in the case of securities, vote) or other adverse claim of any kind or nature whatsoever (whether arising by Contract or by operation of law and whether voluntary or involuntary). “Lookback Date” means January 1, 2021. “Majority Holders” has the meaning set forth in Section 7.14(f). “Marastar Blocker” has the meaning set forth in the Recitals. “Marastar Blocker Stock” has the meaning set forth in the Recitals. “Material Adverse Effect” means any fact, condition, circumstance, occurrence, effect, change, event or development (“Effect”) that either alone or in combination with any other Effect

12 has or reasonably would be expected to have a material adverse effect on the business, assets, results of operations or financial condition of the Company Members, taken as a whole, but will not include any facts, conditions, circumstances, occurrences, effects, changes, events or developments that are, or are attributable to, (a) any changes in general United States or global economic conditions, (b) any changes in conditions generally affecting any of the industries in which the Company Members operate, (c) regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case, in the United States or any foreign jurisdiction, (d) any failure by any Company Member to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may, if not otherwise excluded hereunder, be taken into account in determining whether a Material Adverse Effect has occurred), (e) the execution and delivery of this Agreement or the public announcement or pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company Members with employees, customers, suppliers or partners, (f) the performance by Company of its obligations under this Agreement or any action taken at the written request of Buyer, (g) any change in GAAP or in any applicable Law, including any tax, trade or tariff policy (or authoritative interpretations thereof), (h) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), trade war, civil disobedience, sabotage or terrorism, cyberterrorism or cyberattack or any escalation or worsening of any of the foregoing underway as of the date of this Agreement, (i) landslides, lightning, fire, storms, hurricanes, earthquakes, floods or similar causes, any acts of God or natural disasters or any escalation or worsening of any of the foregoing, (j) any epidemic, pandemic or disease outbreak and any material worsening of the foregoing (including COVID-19) or any shutdown or material limiting of certain United States or foreign federal, state, provincial, territorial or local government services, quarantine or similar directive, policy or other similar action by any Governmental Entity in connection with the foregoing, (k) any fact, condition, circumstance, event, change, effect, occurrence or development that is disclosed in the Disclosure Schedule; except, in the cases of the foregoing clauses (a), (b), (c), (g), (h), (i) and (j), to the extent such facts, conditions, circumstances, occurrences, effects, changes, events or developments have a materially disproportionate adverse effect on the Company Members, taken as a whole, relative to other participants in the industries in which the Company Members operate. “Material Contracts” has the meaning set forth in Section 3.10(b). “Material Customer” has the meaning set forth in Section 3.20(a). “Material Supplier” has the meaning set forth in Section 3.20(b). “Net Adjustment Amount” means an amount, which may be positive, zero or negative, equal to the Final Purchase Price less the Estimated Purchase Price. “Net Working Capital” means the amount, whether positive or negative, equal to (a) the aggregate value of the current assets, excluding Cash and any deferred Tax assets, that would be shown on a consolidated balance sheet of the Company Members as of the Closing Date, minus (b) the sum of the current liabilities, excluding any Company Indebtedness and any deferred Tax liabilities, that would be shown on a consolidated balance sheet of the Company Members as of

13 the Closing Date, in each case calculated on a basis consistent with the Accounting Principles and including only such line items as are included in the Sample Net Working Capital Calculation. “Net Working Capital Excess” means the amount by which (if any) the Closing Net Working Capital, as finally determined pursuant to Section 2.4, is greater than the Target Net Working Capital. “Net Working Capital Shortfall” means the absolute value of the amount by which (if any) the Closing Net Working Capital, as finally determined pursuant to Section 2.4, is less than the Target Net Working Capital. “New Plans” has the meaning set forth in Section 6.5(b). “Notice of Disagreement” has the meaning set forth in Section 2.4(d). “NYSE” means the New York Stock Exchange. “OFAC” means the U.S. Office of Foreign Assets Control. “Open Source Software” means any software (in source or object code form) that is subject to (a) a license or other agreement commonly referred to as open source, free software, copyleft or community source code license (including but not limited to any code or library licensed under the GNU General Public License, GNU Lesser General Public License, BSD License, Apache Software License, any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org, or any other similar or public source code license arrangement) or (b) any other license or other agreement that requires, as a condition of the use, modification or distribution of software subject to such license or agreement, that such software or other software linked with, called by, combined or distributed with such software be (i) disclosed, distributed, made available, offered, licensed or delivered in source code form, (ii) licensed for the purpose of making derivative works, (iii) licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or (iv) redistributable at no charge. “Order” means any order, writ, judgment, ruling, injunction, assessment, stipulation, determination, award or decree of any Governmental Entity. “Ordinary Course of Business” means any action taken by the Company Members, Buyer or Parent, as the case may be, in the ordinary course of business of such Person and which is (a) consistent in all material respects with the past practices of the Company Members, Buyer or Parent (as applicable), or (b) with respect to actions taken since January 1, 2020, a COVID Measure. “Organizational Documents” means, with respect to any Person (other than an individual), (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) any charter or similar document adopted or filed in connection with the creation, formation, or organization of such Person (e.g., a certificate of formation, articles of organization, articles of association or certificate of limited partnership), and any Contract governing such Person (e.g., a limited liability company agreement, operating agreement or partnership agreement); and (c) any amendment to any of the foregoing.

14 “Owned Real Property” means all real property owned by Company or any of its Subsidiaries. “Parent” has the meaning set forth in the Preamble. “Parent Common Stock” means the common stock of Parent, par value $0.0001 per share. “Parent Common Stock Price” means $14.4274 per share. “Parent Financial Statements” has the meaning set forth in Section 5.6(b). “Party” has the meaning set forth in the Preamble. “Permits” means all permits, approvals, concessions, grants, franchises, licenses, identification numbers and other authorizations and approvals of or by any Governmental Entity. “Permitted Liens” means (a) Liens that relate to Taxes, assessments and governmental charges or levies imposed upon Company or any of its Subsidiaries that are not yet due and payable or that are being contested in good faith by appropriate proceedings or for which adequate reserves have been established on the Interim Financial Statements, (b) Liens imposed by Law that relate to obligations that are not yet due and payable and have arisen in the Ordinary Course of Business, (c) pledges or deposits to secure obligations under workers’ compensation Laws or similar legislation or to secure public or statutory obligations), (d) mechanics’, carriers’, workers’, repairers’ and similar Liens imposed upon Company or any of its Subsidiaries arising or incurred in the Ordinary Course of Business, for amounts that are not yet due and payable or which are being contested in good faith by the applicable Company Members by appropriate proceedings or for which reserves have been established on the Interim Financial Statements, (e) non-exclusive licenses to Intellectual Property provided or entered into in the Ordinary Course of Business, (f) Liens, whether or not of record, that relate to zoning, entitlement and other land use and Environmental Laws, (g) other imperfections or irregularities in title, charges, easements, survey exceptions, leases, subleases, license agreements and other occupancy agreements, reciprocal easement agreements, restrictions and other customary encumbrances on title to or use of real property, whether or not of record, that do not materially detract from use of the property subject thereto in the same manner as used by Company and its Subsidiaries as of the date of this Agreement, (h) any utility company rights, easements or franchises, whether or not of record, for electricity, water, steam, gas, sanitary sewer, surface water, drainage, telephone, fiber optic or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon any of the Sites, or other general easements granted to Governmental Entities in the ordinary course of developing or operating any Site, (i) as to any Leased Real Property, any Lien affecting the interest of the lessor thereof, (j) Liens that will be terminated or released at the Closing in connection with the repayment of Company Indebtedness at Closing, and (k) Liens described on Schedule 1.1(c); provided, however, that in the case of clauses (f) through (i), none of the foregoing, individually or in the aggregate, materially adversely affects the continued use of the property to which its relates in the conduct of the business currently conducted thereon. For the avoidance of doubt, “Permitted Liens” shall include any Lien in respect of any arrangements disclosed on Schedule 1.1(a).

15 “Person” means a natural person, sole proprietorship, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated society or association, joint venture, Governmental Entity or other legal entity or organization. “Personal Information” means any information that (a) alone or in combination with other Personal Information, identifies, relates to, describes and is reasonably capable of being associated with, or would reasonably be expected to be linked, directly or indirectly, with an individual, device, or household and (b) any information that is governed, regulated, or protected as “personal information,” “personally identifiable information,” “sensitive personal information,” “personal data,” or any similar terms under the Applicable Privacy and Data Security Requirements. “PRC” means the People’s Republic of China, and for the purpose of this Agreement only, excluding Hong Kong Special Administrative Regions of China, Macau Special Administrative Regions of China and Taiwan. “PRC Tax Authority” means the State Administration of Tax and any tax authority at the provincial (autonomous regions, municipality directly under the national government) level, at the prefecture (city divided into districts, autonomous prefecture, league) level, and at the county (city, banner) level in the PRC. “Pre-Closing Restructuring” has the meaning set forth in the Recitals. “Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date. “Press Release” has the meaning set forth in Section 6.8. “Privileged Communications” has the meaning set forth in Section 7.13(a). “Public Notice 7” means Public Notice 2015 No. 7 issued by the PRC State Administration of Taxation on February 3, 2015, titled “Public Notice of the State Administration of Taxation Regarding Certain Corporate Income Tax Matters on Indirect Transfer of Properties by Non-Tax Resident Enterprises” (关于非居民企业间接转让财产企业所得税若干问题的公告), as amended. “Public Notice 7 Filing” has the meaning set forth in Section 6.6(g)(i). “Purchase Price” has the meaning set forth in Section 2.1(a). “Purchased Interests” has the meaning set forth in the Recitals. “R&W Insurance Policy” has the meaning set forth in Section 6.7. “R&W Insurer” has the meaning set forth in Section 6.7. “Real Property Leases” has the meaning set forth in Section 3.11(b). “Reference Time” means 12:01 a.m. eastern time on the Closing Date.

16 “Representatives” means with respect to any Person its respective directors, members of its board of managers, officers, employees, agents, advisors, Affiliates and representatives (including attorneys, accountants, consultants, bankers and financial advisors). “Restricted Person” means any Person identified on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List or the U.S. Department of State’s Debarred List or Nonproliferation Sanctions. “Review Period” has the meaning set forth in Section 2.4(c). “Sample Net Working Capital Calculation” means the illustrative calculation of Net Working Capital as of December 31, 2023 that is included in Annex I. “Sanctioned Person” means a Person that is the target of Sanctions, including any Person (a) listed on any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the European Union, any European Union member state, the United Nations Security Council, or any Governmental Entity of any jurisdiction where any Company Member operates, (b) located, organized, or resident in a Sanctioned Territory, or (c) directly or indirectly owned, 50% or more, or controlled (individually or in the aggregate) as applicable under Law by any of the Persons described in the foregoing clauses (a) and (b). “Sanctioned Territory” means, at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Governmental Entity of (a) the United States (including OFAC and the U.S. Department of State), (b) the European Union, (c) any European Union member state, (d) the United Nations Security Council, or (e) any jurisdiction where any Company Member operates. “Sarbanes-Oxley Act” has the meaning set forth in Section 5.6(a). “SEC” has the meaning set forth in Section 5.6(a). “SEC Documents” has the meaning set forth in Section 5.6(a). “Securities Act” means the Securities Act of 1933. “Seller Group” shall mean, collectively, Sellers and each of their respective successors and assigns (and each of the foregoing Persons shall be a “Seller Group Member”). “Seller R&W Parties” has the meaning set forth in Section 6.7. “Seller Releasing Party” has the meaning set forth in Section 6.11(a). “Seller Representative” has the meaning set forth in Section 7.14(a). “Sellers” has the meaning set forth in the Preamble.

17 “Site” means each location where Company or any of its Subsidiaries conducts business, including each Owned Real Property and Leased Real Property. “Software” means computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs, and all documentation and other materials related to the computer software and programs. “Stockholder Agreement” means the Stockholder Agreement to be entered into at Closing by Parent and the Sellers in the form attached hereto as Exhibit E. “Straddle Period” means any taxable period that begins on or before, and ends after, the Closing Date. “Subsidiary” means, with respect to any party, any foreign or domestic corporation or other entity, whether incorporated or unincorporated, of which (a) such party or any other Subsidiary of such party is a general partner (excluding such partnerships where such party or any Subsidiary of such party does not have a majority of the voting interest in such partnership), or (b) at least a majority of the securities or other Equity Interests having by their terms ordinary voting power to elect a majority of the directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such party or by any one or more of such party’s Subsidiaries, or by such party and one or more of its Subsidiaries. “Target Net Working Capital” means $136,720,000. “Tax” means any federal, state, local, provincial, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, goods and services, harmonized sales, consumption, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. “Tax Authority” means the IRS, the CRA and any other domestic or foreign Governmental Entity responsible for the administration of any Taxes. “Tax Proceeding” means any audit, assessment, reassessment, claim, examination or other inquiry relating to Taxes by any Tax Authority or any judicial or administrative proceeding relating to Taxes. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Tax Sharing Agreement” means any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract or arrangement, whether written or unwritten (other than any commercial Contract entered into in the Ordinary Course of Business the primary purpose of which is not Tax), including any such agreement, Contract or arrangement included in any purchase or sale agreement, merger agreement, joint venture agreement or other document.

18 “Trademarks” means registered and unregistered trademarks, service marks, brands, certification marks, trade dress, logos, trade names, corporate names (including “doing business as” or “d/b/a” registrations), and all other indicia or identifiers of source or origin, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith. “Tire Blocker” has the meaning set forth in the Recitals. “Tire Blocker Stock” has the meaning set forth in the Recitals. “Transaction” means, collectively, the transactions contemplated by this Agreement and the Ancillary Agreements. “Transaction Expenses” means, solely to the extent unpaid as of immediately prior to the Closing, the aggregate amount of the following fees and expenses incurred through the Closing and payable by any Company Member in connection with this Agreement and the consummation of the Transaction: (a) any fees and expenses of UBS Securities LLC, Fredrikson & Byron, P.A., Ropes & Gray LLP and Sidley Austin LLP and other financial advisors, attorneys, accountants, advisors, consultants or other representatives engaged in connection with the Transaction, (b) transaction-related bonuses, change of control payments and any other similar payments triggered and payable solely as a result of the occurrence of the Closing, and (c) the employer portion of any payroll, social security, unemployment or similar Taxes with respect to any payments pursuant to clause (b). For the avoidance of doubt, Transaction Expenses will not include (x) any fees or expenses incurred by Buyer, Parent or any of their financial advisors, attorneys, accountants, advisors, consultants or other representatives or financing sources, regardless of whether any such fees or expenses may be paid after the Closing by any Company Member, or any fees and expenses Buyer expressly agrees to pay pursuant to this Agreement or (y) any fees or expenses taken into account in the determination of Closing Net Working Capital or Closing Company Indebtedness. “Transaction Form 8-K” has the meaning set forth in Section 6.8. “Transaction Tax Deduction” has the meaning set forth in Section 6.6(c)(i). “Transfer Taxes” has the meaning set forth in Section 6.6(a). “Treasury Regulations” means the U.S. Department of the Treasury regulations promulgated under the Code. “WARN Act” has the meaning set forth in Section 3.13(c). Section 1.2 Other Definitional and Interpretive Matters. Unless otherwise expressly provided herein or the context otherwise requires, for purposes of this Agreement, the following rules of interpretation apply: (a) References herein to Articles, Sections, Annexes, Exhibits or Schedules refer to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement, as applicable.

19 (b) The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear. (c) The word “including” or any variation thereof means “including, without limitation” and will not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. (d) The word “or” shall be construed in the inclusive sense of “and/or” unless otherwise specified. (e) The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and will not affect or be utilized in construing or interpreting this Agreement. (f) Any reference in this Agreement to gender includes all genders, and words imparting the singular number only will include the plural and vice versa. (g) References to “$” and “dollars” are to the currency of the United States of America. (h) The word “extent” and the phrase “to the extent” mean the degree to which a subject or other thing extends, and such phrase does not simply mean “if.” (i) “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. (j) (i) References to any statute refer to such statute as amended from time to time and to any rules and regulations promulgated thereunder and to any successor statutes, rules or regulations and (ii) references to any Person include the successors and permitted assigns of that Person. (k) An item arising with respect to a specific representation or warranty shall be deemed to be “reflected on” or “set forth in” a balance sheet or financial statement, to the extent any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statement that relates to the subject matter of such representation, (ii) such item is otherwise specifically set forth on the balance sheet or financial statement or (iii) such item is set forth in the notes to the balance sheet or financial statement. (l) When calculating periods of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded, and if the last day of such period is a non-Business Day, the period in question will end on the next succeeding Business Day. (m) All references herein to the Subsidiaries of a Person include all direct and indirect Subsidiaries of such Person.

20 (n) A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns. (o) Any document that is described as being “delivered,” “furnished,” “made available” or similarly means that the Sellers or any Company Member has (i) posted such materials to the Data Room, in a manner that enables viewing of such materials by Buyer or its Representatives prior to 5:00 p.m. (Eastern Time) on the date that is two (2) Business Days prior to the date of this Agreement or (ii) set forth a true and complete copy of such materials in the Disclosure Schedule (provided that the construction of any such terms used in Section 3.27 and Section 5.15 will not be limited by this Section 1.2(o)). (p) The Disclosure Schedule is hereby incorporated and made a part hereof and is an integral part of this Agreement. As used in any Section of the Disclosure Schedule, unless the context would otherwise require, the term “material” and the concept of the “material” nature of an effect upon Company will be measured relative to Company and its Subsidiaries, taken as a whole, as their business is currently being conducted. Company may, at its option, include in the Disclosure Schedule items that are not material in order to avoid any misunderstanding, and such inclusion, or any references to dollar amounts, will not be deemed to be an acknowledgement or representation or warranty that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement or otherwise. Any matter set forth in any Section of any Disclosure Schedule will be deemed to be referred to and incorporated in any other Section to which it is specifically referenced or cross-referenced, and also in all other Sections of the Disclosure Schedule to which such matter’s application or relevance is reasonably apparent on its face. Nothing contained in any Section of the Disclosure Schedule should be construed as an admission of liability or responsibility of any party to any third party in connection with any pending or threatened Action or otherwise. Except as otherwise expressly set forth in any Section of the Disclosure Schedule, in no event will the listing or disclosure of any information or document in any Section of the Disclosure Schedule or in the documents referred to or incorporated by reference in any such Section of the Disclosure Schedule constitute or be deemed to imply any representation, warranty, undertaking, covenant or other obligation of Company not expressly set out in this Agreement nor will such disclosure be construed as extending the scope of any representation or warranty, undertaking, covenant or obligation set out in this Agreement. Any capitalized terms used in any Section of the Disclosure Schedule or Exhibit but not otherwise defined therein will be defined as set forth in this Agreement. (q) The Parties agree that they have participated jointly in the drafting of this Agreement and have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

21 ARTICLE II CLOSING Section 2.1 Purchase and Exchange. (a) The aggregate consideration payable by Buyer to the Sellers for the Purchased Interests and the Blocker Interests (the “Purchase Price”) is equal to: (i) the Aggregate Cash Consideration plus (ii) the Aggregate Stock Consideration. (b) On the terms and subject to the conditions set forth in this Agreement, at the Closing, in exchange for the Purchase Price, Buyer will purchase from the Sellers, and the Sellers will transfer to Buyer, the Purchased Interests and the Blocker Interests, free and clear of all Liens (other than Liens imposed by applicable securities Laws). Section 2.2 Closing. The closing of the purchase and exchange of the Purchased Interests and the Blocker Interests for the Purchase Price (the “Closing”) will take place remotely on the date of execution of this Agreement (the “Closing Date”). The Closing will be deemed to occur and be effective at the Reference Time. Section 2.3 Deliveries at the Closing. (a) Deliveries by the Sellers. At the Closing, the Sellers will deliver or cause to be delivered to Buyer: (i) the Escrow Agreement, duly executed by CH Seller and Escrow Agent; (ii) the Stockholder Agreement, duly executed by the Sellers; (iii) written resignation of each person who serves as a director (or in a comparable capacity) of any of the Company Members in his or her capacity as such, as identified on Schedule 2.3(a)(iii); (iv) instruments of assignment of the Purchased Interests and the Blocker Interests, endorsed in blank in proper form for transfer; (v) a duly executed certificate of an authorized officer of CH Seller certifying as to (A) the Organizational Documents of CH Seller and each Company Member, as currently in effect, (B) certificates or other evidence of good standing of the Company Members set forth on Schedule 2.3(a)(v) issued by the applicable Governmental Entity of the jurisdiction of such Person’s organization or formation no more than ten (10) days prior to Closing, and (C) the resolutions of the sole member of each of Company and CH Seller, respectively, authorizing the execution, delivery and performance of this Agreement, the Ancillary Agreements to which they are a party and the transactions contemplated hereby and thereby;

22 (vi) a duly executed certificate of an authorized officer of Blocker Seller 1 certifying as to the resolutions of the sole member of Blocker Seller 1 authorizing the execution, delivery and performance of this Agreement, the Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby; (vii) a duly executed certificate of an authorized officer of Blocker Seller 2 certifying as to the resolutions of the general partner of Blocker Seller 2 authorizing the execution, delivery and performance of this Agreement, the Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby; (viii) the Fund V Restrictive Covenant Agreement, duly executed by Fund V and AIP, LLC; (ix) the Funds Flow Statement, duly executed by the Sellers; (x) evidence of the termination of the Contracts and arrangements set forth on Schedule 2.3(a)(x); (xi) (A) from each of CH Seller and CH Blocker, a duly executed IRS Form W-9, (B) from the Marastar Blocker, a statement issued by the Marastar Blocker in form and substance prescribed by Treasury Regulations Sections 1.897-2(h) and 1.1445- 2(c)(3), certifying that no interest in the Marastar Blocker is a United States real property interest as defined in Section 897(c) of the Code (including a notice to the IRS as prescribed by Treasury Regulations Section 1.897-2(h)(2)) (it being understood that Buyer will be solely responsible for mailing such notice and certificate to the IRS after the Closing) and (C) from Tire Blocker, a duly executed IRS Form W-8BEN-E, certifying its status as a foreign entity; and (xii) (A) customary payoff letters in connection with repayment of all Indebtedness under the Credit Agreement and any other Indebtedness items listed on Schedule 2.3(b)(vi) as being paid at and as of the Closing, which shall include the amounts necessary to pay off such Indebtedness as of the Closing, along with the per diem interest amount with respect thereto, if applicable, and the agreement of each such holder of Indebtedness that, upon receipt of such specified amount, the Indebtedness payable to it shall be paid in full, all Liens, if any, relating thereto shall automatically terminate and the applicable Company Member or its designees shall be authorized to terminate any and all filing evidencing such Liens, and (B) final invoices for the Transaction Expenses (or other evidence reasonably satisfactory to Buyer). (b) Deliveries by Buyer. At the Closing, Buyer will: (i) issue to CH Seller and the Blocker Sellers, in accordance with the Funds Flow Statement, the Aggregate Stock Consideration, proportionately adjusted for any increase or decrease in the number of issued shares of such common stock between the date of execution hereof and the Closing resulting from a stock split or the payment of a stock dividend or any other increase or decrease in the number of shares of Parent Common Stock, all such shares to be duly authorized, validly issued, fully paid, non-assessable

23 shares issued free and clear of Liens (other than interests, claims, charges and restrictions imposed by this Agreement); (ii) deliver to CH Seller and the Blocker Sellers, in accordance with the Funds Flow Statement, stock certificates issued in each Seller’s name representing such Seller's shares of the Aggregate Stock Consideration; (iii) pay (or cause to be paid) to CH Seller and the Blocker Sellers, in accordance with the Funds Flow Statement, by wire transfer of immediately available funds in accordance with the wire instructions set forth in the Funds Flow Statement, an amount equal to the Estimated Purchase Price, less the Adjustment Escrow Deposit; (iv) deposit (or cause to be deposited) with the Escrow Agent, by wire transfer of immediately available funds in accordance with the wire instructions set forth in the Funds Flow Statement to the account specified by the Escrow Agent (the “Escrow Account”), the Adjustment Escrow Deposit; (v) pay (or cause to be paid) on behalf of the applicable Company Member to the Persons entitled thereto, the Estimated Transaction Expenses, in each case in the amount due and owing from the applicable Company Member to such Persons as set forth in the Funds Flow Statement by wire transfer of immediately available funds in accordance with the wire instructions set forth in the Funds Flow Statement; provided, however, any amounts treated as wages or compensation to a current or former employee of any Company Member shall be paid to the applicable Company Member, which shall pay the respective payee such amount, less applicable withholding Taxes, through such Company Member’s payroll system, and amounts paid as compensation to service providers who are not current or former employees shall be treated as contributed to the applicable Company Member and immediately thereafter paid by such Company Member, to such service providers; (vi) pay (or cause to be paid) by wire transfer of immediately available funds on behalf of the applicable Company Member, amounts sufficient to discharge in full the Indebtedness items listed on Schedule 2.3(b)(vi), including the Indebtedness under the Credit Agreement, in each case in the amount due and owing from the applicable Company Member to such holder of Indebtedness as set forth in the Funds Flow Statement in accordance with the wire instructions set forth in the Funds Flow Statement; (vii) deliver to the Sellers, the Funds Flow Statement, duly executed by Buyer; (viii) deliver to the Sellers, the Stockholder Agreement, duly executed by Parent; (ix) deliver to the Sellers, the Fund V Restrictive Covenant Agreement, duly executed by Buyer; and (x) deliver to the Sellers, the Escrow Agreement, duly executed by Buyer and the Escrow Agent.

24 Section 2.4 Purchase Price Adjustment. (a) Estimated Purchase Price. No later than one (1) calendar day prior to the Closing Date, CH Seller and Buyer shall have agreed to a written statement (the “Estimated Closing Statement”) setting forth CH Seller’s good faith estimate of the Purchase Price calculated in accordance with the definition thereof and in accordance with the Accounting Principles and the Sample Net Working Capital Calculation (the “Estimated Purchase Price”); provided, however, in case of any disagreement between CH Seller and Buyer regarding the estimates set forth therein, the estimates and calculations of CH Seller set forth in the Estimated Closing Statement shall control. The Estimated Closing Statement will include reasonable detail showing CH Seller’s calculation of (i) Estimated Net Working Capital (and any Estimated Net Working Capital Shortfall or Estimated Net Working Capital Excess, as applicable), (ii) Estimated Company Cash, (iii) Estimated Transaction Expenses, and (iv) Estimated Company Indebtedness. (b) Closing Statement. As soon as reasonably practicable, but no later than 90 days after the Closing Date, Buyer will either confirm CH Seller’s calculations set forth in the Estimated Closing Statement or cause to be prepared and delivered to CH Seller a closing statement (the “Closing Statement”) setting forth Buyer’s calculation of the Purchase Price, calculated in accordance with the definition thereof. Buyer’s calculation of Purchase Price will be made in accordance with the Accounting Principles and the Sample Net Working Capital Calculation. The Closing Statement will include reasonable detail showing Buyer’s calculation of (i) Closing Net Working Capital (and any Net Working Capital Shortfall or Estimated Net Working Capital Excess, as applicable), (ii) Closing Company Cash, (iii) Closing Transaction Expenses and (iv) Closing Company Indebtedness. If Buyer fails to deliver the Closing Statement within 90 days following the Closing Date, then the Estimated Closing Statement will be deemed to be the Closing Statement for purposes of this Section 2.4. (c) Review Period. During the 90-day period from and after Buyer’s delivery of the Closing Statement to CH Seller (the “Review Period”), CH Seller and its Representatives will be permitted to review the work papers of Buyer and the Company Members and their respective independent accountants and will have access to their respective Representatives in connection with the preparation of the Closing Statement and Buyer’s calculation of the Purchase Price, as well as their relevant books and records; provided that such access shall be in a manner that does not materially interfere with the normal business operations of Buyer or the Company Members. The Parties will not introduce different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies for the purpose of determining the Purchase Price under this paragraph from those used in the Accounting Principles. Without limiting the foregoing, the Closing Net Working Capital as calculated in the Closing Statement will not contain any categories or types of assets or liabilities or other accounts, reserves or line items not reflected in the calculations of Closing Net Working Capital as set forth in the Sample Net Working Capital Calculation and included in the Accounting Principles. (d) Closing Statement Disputes. If CH Seller disagrees with Buyer’s calculations of the Purchase Price as set forth in the Closing Statement, then CH Seller may, during the Review Period, deliver a written notice (the “Notice of Disagreement”) to Buyer describing in reasonable detail the amount, nature and basis of all disputed items. If no Notice of Disagreement is delivered to Buyer at or prior to the expiration of the Review Period, then the Closing Statement,

25 including the Purchase Price and the components thereof set forth therein will be deemed to have been accepted by the Sellers and will be deemed the Final Purchase Price and binding for all purposes. (e) Independent Accountant’s Determination. If a Notice of Disagreement is timely delivered pursuant to Section 2.4(d), each of CH Seller and Buyer will, during the 30 days following such delivery (or such longer period as CH Seller and Buyer shall agree in writing), use their respective commercially reasonable efforts to reach an agreement on the disputed items or amounts set forth in such Notice of Disagreement in order to determine the Final Purchase Price. If, during such period, CH Seller and Buyer are unable to reach such an agreement, they will promptly thereafter cause the Independent Accountant to review the relevant portions of this Agreement and the disputed items or amounts set forth in such Notice of Disagreement that then remain in dispute (the “Disputed Items”) for the purpose of calculating the Final Purchase Price (it being understood that, in making such calculation, the Independent Accountant will be functioning as an expert and not as an arbitrator). The Independent Accountant’s role in completing such review will be limited to resolving such disputes and determining the correct calculations of the Disputed Items and the resulting calculation of Final Purchase Price. Such calculation will be made by the Independent Accountant in accordance with this Agreement, the Accounting Principles and the Sample Net Working Capital Calculation. Buyer and CH Seller will furnish to the Independent Accountant such working papers and other relevant documents and information relating to the Disputed Items as the Independent Accountant may reasonably request in connection with its review and determination of such Disputed Items. The Independent Accountant will deliver to CH Seller and Buyer, as promptly as practicable (and Buyer and CH Seller will use their respective commercially reasonable efforts to cause the Independent Accountant to deliver no later than 30 days from the date of engagement of the Independent Accountant), a report setting forth, as applicable, its determinations of the Disputed Items, the Purchase Price (which will be deemed the Final Purchase Price), and a summary of the Independent Accountant’s reasons for its determination of each issue; provided, however, that the Independent Accountant may only assign a value to any Disputed Item equal to the value claimed by CH Seller or the value claimed by Buyer. Such report will, absent manifest error or fraud, be final and binding upon the Parties. The cost of any such review and report by the Independent Accountant will be allocated and paid between Buyer, on the one hand, and CH Seller, on the other hand, in inverse proportion to the relative success of the Parties with respect to the value of the Disputed Items, as finally determined by the Independent Accountant. (f) Adjustment. Within five (5) Business Days after the final determination of the Final Purchase Price pursuant to this Section 2.4, the following payments shall be made, by wire transfer of immediately available funds, as applicable: (i) If the Net Adjustment Amount is positive or zero, then (A) Buyer will pay (or cause to be paid) to CH Seller and the Blocker Sellers, as determined by the Sellers in their sole discretion in accordance with the AIPCF V AIV C, LP Agreement, (1) if the Net Adjustment Amount is equal to or less than the Adjustment Maximum Amount, a dollar amount equal to the Net Adjustment Amount (if any) or (2) if the Net Adjustment Amount is greater than the Adjustment Maximum Amount, a dollar amount equal to the Adjustment Maximum Amount to the account(s) specified in writing by CH Seller to Buyer, and (B) Buyer and CH Seller will jointly instruct the Escrow Agent to promptly deliver the

26 Adjustment Escrow Funds to CH Seller from the Escrow Account to the account(s) specified in writing by CH Seller to the Escrow Agent. (ii) If the Net Adjustment Amount is negative, then Buyer and CH Seller will jointly instruct the Escrow Agent to promptly deliver from the Escrow Account (A) if the absolute value of the Net Adjustment Amount is less than the Adjustment Escrow Funds, (1) to Buyer an amount equal to the absolute value of the Net Adjustment Amount to the account specified in writing by Buyer to the Escrow Agent and (2) to CH Seller and the Blocker Sellers, as determined by the Sellers in their sole discretion in accordance with the AIPCF V AIV C, LP Agreement, any remaining portion of the Adjustment Escrow Funds after payment of the Net Adjustment Amount to Buyer pursuant to clause (1), to the account(s) specified in writing by CH Seller to the Escrow Agent; or (B) if the absolute value of the Net Adjustment Amount is equal to or greater than the Adjustment Escrow Funds, to Buyer the Adjustment Escrow Funds to the account specified in writing by Buyer to the Escrow Agent. (iii) Buyer acknowledges that its sole source of recovery and exclusive remedy with respect to any claims arising out of or relating to the Net Adjustment Amount will be, and will not exceed in the aggregate, the Adjustment Escrow Funds (including in the event that the Net Adjustment Amount exceeds the Adjustment Escrow Funds) to be paid in accordance with Section 2.4(f)(ii), and none of Buyer or its Affiliates (including, after the Closing, the Company Members) will have any claim against the Sellers in respect thereof. (iv) The Sellers acknowledge that their sole source of recovery and exclusive remedy with respect to any claims arising out of or relating to the Net Adjustment Amount will be, and will not exceed in the aggregate, (A) an amount equal to the Adjustment Maximum Amount plus (B) delivery of the Adjustment Escrow Funds from the Escrow Account, in each case to be paid in accordance with Section 2.4(f)(i), and none of the Sellers or their Affiliates will have any further claim against Buyer or any of its Affiliates in respect thereof. (v) The Parties will treat any payment made pursuant to this Section 2.4(f) as an adjustment to the Purchase Price for federal income (and other applicable) Tax purposes, unless, and only to the extent, otherwise required by applicable Law. (vi) For the avoidance of doubt, all adjustments made pursuant to this Section 2.4(f) shall be with respect to the Aggregate Cash Consideration and there shall be no post-Closing adjustment with respect to the Aggregate Stock Consideration. Section 2.5 Purchase Price Allocation. (a) Buyer and the Sellers agree that the Purchase Price allocated to CTP Distribution (HK) Ltd. and its subsidiaries is $40,000,000. (b) Buyer and the Sellers further agree that the Purchase Price will be allocated among the Purchased Interests, the CH Blocker Interests, the Tire Blocker Stock and the Marastar

27 Blocker Stock as set forth on Annex II and the Purchase Price so allocated to the Purchased Interests, which includes the allocation to CTP Distribution (HK) Ltd. and its subsidiaries as set forth in Section 2.5(a), (and all other relevant amounts for federal Income Tax purposes) will be allocated among the assets of Company and its Subsidiaries that are disregarded for federal Income Tax purposes in accordance with the principles and methodology set forth in Annex II and Section 751 of the Code for purposes of determining the allocation under Section 755 of the Code and the tax basis adjustment under Section 743 of the Code and the Treasury Regulations thereunder (and any similar provisions of state, local or foreign Law, as appropriate). Within 90 days after the Closing Date, CH Seller will prepare and deliver to Buyer a schedule setting forth CH Seller’s proposed allocation (the “Allocation Schedule”). Buyer will have 60 days following receipt of the Allocation Schedule to deliver to CH Seller a notice stating that Buyer disagrees with all or any portion of the Allocation Schedule. If no notice of disagreement is delivered to CH Seller on or prior to the expiration of such 60-day period, then the Allocation Schedule as prepared by CH Seller pursuant to this Section 2.5 will be deemed to have been accepted by Buyer and will be final and binding on the Parties. If such a notice of disagreement is timely delivered to CH Seller pursuant to this Section 2.5, then Buyer and CH Seller will, during the 30 days following such delivery, use their respective commercially reasonable efforts to reach agreement on the disputed items or amounts in order to determine a mutually agreeable Allocation Schedule. If, during such 30-day period, Buyer and CH Seller are unable to reach such an agreement and resolve all disputed items or amounts, they will promptly thereafter submit the remaining disputed items and amounts to the Independent Accountant for resolution in a manner consistent with the procedures provided for in Section 2.4(e) for the resolution of disputes with respect to the Closing Statement and the Purchase Price (provided, however, that Buyer, on the one hand, and CH Seller, on the other, will share equally the costs of retaining the Independent Accountant pursuant to this Section 2.5) and the Allocation Schedule as revised to reflect any changes mutually agreed upon by the Parties and the determination of the Independent Accountant will be final and binding on the Parties. The Parties will, and will cause their respective Affiliates to, file all Tax Returns consistent with the Allocation Schedule (as finally determined) and the Parties will not, and will cause their respective Affiliates not to, take any position on any Tax Return, in any Tax Proceeding or otherwise before any Tax Authority that is inconsistent with the Allocation Schedule (as finally determined), in each case, unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Code). In the event that the Allocation Schedule is disputed by any Governmental Entity, the party receiving notice of such dispute shall promptly notify and consult with the other Parties concerning the resolution of such dispute, and the Parties shall use reasonable efforts to contest such dispute in a manner consistent with the Allocation Schedule. Section 2.6 Mechanics of Exchange and Surrender. The Exchange Agent will act as paying and exchange agent in connection with the Transaction to receive, for the benefit of the Sellers, the Aggregate Stock Consideration to which the Sellers shall become entitled pursuant to Section 2.1 and Section 2.3(b). Parent shall cause the Exchange Agent to pay or deliver, as applicable, to the applicable Seller promptly after the Closing, the Aggregate Stock Consideration to which such holder is entitled pursuant to Section 2.3(b). Section 2.7 No Fractional Shares. (a) No certificates or scrip representing fractional shares of Parent Common Stock will be issued upon the exchange contemplated by Section 2.1 and Section 2.3(b), and such

28 fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of Parent Common Stock. All fractional share interests to which a single Seller would be entitled will be rounded up to three decimal places for purposes of the cash payment under Section 2.7(b). (b) In lieu of the issuance of any fractional share, such Seller shall be entitled to receive from Buyer an amount in cash (rounded to the nearest cent), without interest, determined by multiplying the fraction of such fractional share of Parent Common Stock by the Parent Common Stock Price. Payment of cash in lieu of fractional shares of Parent Common Stock shall be made solely for purposes of avoiding the expense and inconvenience to Parent of issuing fractional shares of Parent Common Stock and shall not represent separately bargained-for consideration. Section 2.8 Withholding. Buyer, the Sellers and each Company Member (and each of their respective Affiliates, as necessary) will be entitled to deduct and withhold from any amounts otherwise payable to any Person pursuant to this Agreement such amounts as set forth in the Funds Flow Statement as such Person is required to deduct and withhold with respect to the making of such payment under any applicable Tax laws; provided, however, that, other than with respect to (a) any withholding due in respect of any compensatory payments pursuant to this Agreement, and (b) the failure of the applicable party to deliver the documentation set forth in Section 2.3(a)(xi), Buyer will (i) not deduct or withhold any amount in connection with Public Notice 7 (the application of which to the transactions contemplated hereunder shall be governed exclusively by Section 6.6(g)), (ii) provide to the relevant Seller at least ten (10) Business Days’ written notice of Buyer’s intention to make any deduction or withholding in respect of any payment to or in respect of such Seller under this Agreement and, in reasonable detail, the authority and method of calculation for the proposed deduction or withholding in order for such Seller to obtain reduction of, or relief from, such deduction or withholding from the applicable Tax Authority, and (iii) consider in good faith any objections from such Seller to such deduction or withholding and shall reasonably cooperate with such Seller in efforts by such Seller to obtain such reduction of, or relief from, such deduction or withholding. Any such withheld or deducted amounts that are timely paid over to, or deposited with, the relevant Tax Authority, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Section 2.9 Payment of Indebtedness. Payment by Buyer of the Indebtedness pursuant to Section 2.3(b)(vi) shall be accomplished by (a) first, a contribution by Buyer to each Blocker, equal to the aggregate amount of the Indebtedness to be paid multiplied by each Blocker’s respective percentage ownership interest in Company, (b) second, a contribution by each of Buyer, CH Blocker, Marastar Blocker and Tire Blocker to Company in an amount equal to the aggregate amount of the Indebtedness to be paid multiplied by the pro rata percentage of Buyer’s and each Blocker’s respective percentage ownership interest in Company as of immediately after the Closing, and (c) third, payment by Company to the holders of the applicable Indebtedness. Company and each Blocker may direct Buyer to pay such Indebtedness directly, but such payment will be deemed to have occurred in accordance with this Section 2.9.

29 ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY MEMBERS AND THE BLOCKERS The Sellers, jointly and severally, hereby represent and warrant to Buyer and Parent that the statements in this Article III are true, complete and correct, subject, in any case, to the exceptions provided in the disclosure schedule supplied by the Sellers to Buyer and Parent, dated as of the date of this Agreement (the “Disclosure Schedule”): Section 3.1 Due Organization; No Prior Activities. (a) Section 3.1(a) of the Disclosure Schedule lists each Company Member, together with its type of entity, jurisdiction of organization or formation and the jurisdictions in which it is qualified, registered or licensed to do business as a foreign business entity. Each Company Member is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or formation, and each Company Member has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. Except as would not be material to the Company Members taken as a whole, each Company Member is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary. All corporate or equivalent actions taken by each Company Member in connection with this Agreement will be duly authorized on or prior to the Closing. (b) True, correct and complete copies of the Organizational Documents of each Company Member have been made available to Buyer. (c) The Blockers and CH Seller were formed solely for the purpose of a direct or indirect investment in Company. None of the Blockers or CH Seller have had any employees or carried on any business or conducted any commercial operations, other than in connection with the direct or indirect investment, as applicable, in Company and the Transaction. Section 3.2 Power and Authority of the Company Members. Each Company Member has the requisite power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the Transaction. The execution and delivery by a Company Member of this Agreement and each Ancillary Agreement to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation of the Transaction, have been duly authorized by all requisite action on the part of such Company Member. This Agreement has been duly executed and delivered by Company and, assuming the due authorization, execution and delivery by each other Party, this Agreement constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights

30 generally and by the availability of injunctive relief and other equitable remedies (the “Enforceability Exception”). Section 3.3 Capitalization. (a) The number and type of authorized, issued and outstanding Equity Interests of Company and each of the Blockers, the class thereof, and the holders thereof as of the date hereof is set forth in Section 3.3(a) of the Disclosure Schedule and all such Equity Interests have been duly authorized and validly issued, are fully paid and non-assessable and are owned of record and beneficially as of the date hereof by the Sellers or, with respect to Company Interests that are not Purchased Interests, the Blockers, in each case as set forth in Section 3.3(a) of the Disclosure Schedule. Immediately after the Closing, Buyer will own all of the outstanding Purchased Interests and Blocker Interests free and clear of any Liens or any other restrictions on transfer, other than restrictions on transfer arising under applicable securities Laws or as set forth in Section 3.3(a) of the Disclosure Schedule. (b) Except as set forth in Section 3.3(b) of the Disclosure Schedule, (i) there are no outstanding or authorized (A) options, warrants, convertible securities or other rights, arrangements or commitments of any character relating to membership interests or any other Equity Interests which obligate Company or the Blockers to issue or sell any membership interests or other Equity Interests of Company or the Blockers or (B) equity appreciation, phantom equity, profit participation or similar rights with respect to Company or the Blockers and (ii) there are no voting trusts, member agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Purchased Interests and the Blocker Interests. The Purchased Interests and the Blocker Interests are uncertificated. Except as set forth in Section 3.3(b) of the Disclosure Schedule, Company and the Blockers have not adopted, sponsored or maintained any equity-based or profits interest plan or any other plan or agreement providing for equity compensation to any Person. Section 3.4 Subsidiaries; Investments. (a) Section 3.4(a) of the Disclosure Schedule sets forth a true, correct and complete list of all Subsidiaries of Company, including such Subsidiary’s name, authorized Equity Interests, the number and type of its issued and outstanding Equity Interests, and the current ownership of such Equity Interests. (b) Except as listed on Section 3.4(a) of the Disclosure Schedule, none of Company, any of its Subsidiaries or the Blockers owns, of record or beneficially, any direct or indirect equity or other ownership, capital, voting or participation interest or any right (contingent or otherwise) to acquire the same in any Person. (c) Each Subsidiary of Company (i) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or formation and, except as would not be material to the Company Members taken as a whole, all other jurisdictions in which its ownership of property or conduct of business requires it to be qualified and (ii) possesses all requisite organizational power and authority to own, operate, lease and license its properties, to carry on its business as now conducted and to consummate the Transaction.

31 (d) All of the issued and outstanding Equity Interests of each Subsidiary of Company have been duly authorized and validly issued, and are fully paid and non-assessable. Company or one or more of its Subsidiaries owns (beneficially and of record) all of the outstanding Equity Interests of the Subsidiaries of Company, free and clear of any Liens, other than restrictions on transfer arising under applicable federal and state securities Laws. Except as set forth in Section 3.4(d) of the Disclosure Schedule, there are no outstanding or authorized (i) options, warrants, convertible securities or other rights, arrangements or commitments of any character relating to membership interests or any other Equity Interests which obligate any Subsidiary of Company to issue or sell any membership interests or other Equity Interests of the Subsidiaries of Company or (ii) equity appreciation, phantom equity, profit participation or similar rights with respect to the Subsidiaries of Company. Except as set forth in Section 3.4(d) of the Disclosure Schedule, the Subsidiaries of Company have not adopted, sponsored or maintained any equity- based or profits interest plan or any other plan or agreement providing for equity compensation to any Person. (e) The register of the owners of Equity Interests of each Subsidiary of Company and all transfer records related thereto, and all other records related to the current and prior owners of each Subsidiary of Company have been made available to Buyer, are complete and correct and have been maintained in accordance with all applicable Laws. Section 3.5 Non-Contravention; Governmental Consents. (a) Neither the execution, delivery or performance by any Company Member of this Agreement or any Ancillary Agreement to which any Company Member is a party, nor the consummation of the Transaction, will, with or without the giving of notice or the lapse of time or both (i) contravene, conflict with, or result in a material violation of any Law or Order binding upon or applicable to the Company Members or by which any property or asset of a Company Member is bound or affected, (ii) materially violate any provision of the Organizational Documents of the Company Members, or (iii) (A) except as set forth on Section 3.5(a)(iii) of the Disclosure Schedule, require any material consent or material approval under, (B) result in any material breach of or any loss of any benefit under, (C) constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or (D) give to others any right of termination, vesting, amendment, acceleration or cancellation of, any right or obligation under any Material Contract, Real Property Lease or material Company Permit, or (iv) result in the creation of any material Lien (other than any Permitted Lien) upon any properties, assets or rights of any Company Member. (b) Except for (i) compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or any other Filing made pursuant to any other Antitrust Law and (ii) Governmental Entity Approvals the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Company Members to consummate the Transaction, there are no Governmental Entity Approvals required in connection with Company’s execution and delivery of this Agreement or any Ancillary Agreement to which any Company Member is a party, the performance by any Company Member of its respective obligations hereunder or thereunder and the consummation of the Transaction.

32 Section 3.6 Financial Statements; Undisclosed Liabilities. (a) Section 3.6(a) of the Disclosure Schedule contains true and complete copies of Company’s (i) consolidated audited financial statements consisting of the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2022 and December 31, 2021 and the related statements of operations, members’ equity and cash flows for the years then ended (the “Audited Financial Statements”) and (ii) consolidated unaudited financial statements consisting of the consolidated unaudited balance sheet (the “Latest Balance Sheet”) of Company and its Subsidiaries as of December 31, 2023 (the “Latest Balance Sheet Date”) and the related consolidated unaudited statements of operations, members’ equity and cash flows for the twelve- month period then ended (the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been prepared from, and are consistent with, the books and records of Company and its Subsidiaries and in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (none of which would be material, individually or in the aggregate) and the absence of notes (that, if presented, would not differ materially from those included in the Audited Financial Statements), and, on that basis, present fairly, in all material respects, the financial condition of Company and its Subsidiaries as of the respective dates they were prepared and the results of the operations of Company and its Subsidiaries for the periods indicated. (b) Company and its Subsidiaries have established and maintained internal controls that are sufficient to provide reasonable assurances that transactions are properly recorded in their respective accounting records to permit the preparation of the Financial Statements in accordance with GAAP. There are no significant deficiencies in the financial reporting of any of Company or its Subsidiaries which are reasonably likely to materially impact the ability to record, process, summarize and report financial information. Since the Lookback Date, Company and its Subsidiaries have not received written notice, and Company and its Subsidiaries do not otherwise have Knowledge, (i) of any fraud that involves management or other employees of Company or its Subsidiaries who have a significant role in financial reporting, (ii) of any claim or allegation regarding any of the foregoing or (iii) from its independent accountants regarding any of the foregoing. (c) None of the Company Members has any liabilities that would be required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP except: (i) those which are adequately reflected or reserved against on the Latest Balance Sheet as of the Latest Balance Sheet Date, (ii) those which have been incurred in the Ordinary Course of Business since the Latest Balance Sheet Date, (iii) those which will be included in the calculation of Purchase Price and set forth on the Estimated Closing Statement, and (iv) other liabilities which would not, individually or in the aggregate, be material to the Company Members, taken as a whole. (d) All of the Inventories of the Company and its Subsidiaries, whether or not reflected in the Interim Financial Statements, are usable in the Ordinary Course of Business, subject to any reserves for obsolescence included in the Latest Balance Sheet, as adjusted for the passage of time through the Closing Date in accordance with GAAP and past practices of the Company Members. None of the Inventories is slow-moving, obsolete, damaged or defective in any material respects, except for items that have been reserved for, written off or written down to

33 net realizable value in the Interim Financial Statements (other than write-offs, write-downs and reserves in the Ordinary Course of Business since the Latest Balance Sheet Date). All Inventories have been purchased or acquired by Company and its Subsidiaries in the Ordinary Course of Business and are valued according to GAAP at the lower of cost or market value on a first-in, first- out basis. (e) The accounts receivable of Company and its Subsidiaries reflected on the Latest Balance Sheet and the accounts receivable arising after the Latest Balance Sheet Date (i) have arisen from bona fide sales actually made or services actually performed in the Ordinary Course of Business, (ii) are subject to no setoffs, counterclaims or disputes outside of the Ordinary Course Business, and (iii) constitute only valid and collectible claims, subject to normal cash discounts accrued in the Ordinary Course of Business and except (A) to the extent of (x) any specific reserves against any such accounts receivable reflected in the Financial Statements or (y) any allowance for doubtful accounts reflected in the Financial Statements and (B) as would not reasonably be expected to be, individually or in the aggregate, material to the Company Members, taken as a whole. Section 3.7 Absence of Changes. (a) Since the Latest Balance Sheet Date through the date of this Agreement, except as otherwise required or contemplated by this Agreement, the Company Members have conducted their respective businesses in the Ordinary Course of Business in all material respects, (b) since the Latest Balance Sheet Date, there has not been a Material Adverse Effect, and (c) since the Latest Balance Sheet Date through the date of this Agreement, except as set forth on Section 3.7 of the Disclosure Schedule, no Company Member has: (a) amended or otherwise changed any Company Member’s Organizational Documents; (b) transferred, issued, pledged, encumbered, assigned, sold or disposed of any of its Equity Interests, or granted options, warrants or other rights to purchase or otherwise acquire, any shares of capital stock, membership interests or securities convertible, exchangeable or exercisable therefor of the Company Members or other Equity Interests of any Company Member, other than (i) in connection with the Pre-Closing Restructuring and (ii) Liens under the Credit Agreement that will be discharged at or prior to Closing; (c) effected any recapitalization, reclassification, reorganization or like change in the capitalization of any Company Member; (d) declared, set aside or paid any dividend or distribution in any property or redeemed, purchased, or otherwise acquired any of its Equity Interests (except for the repurchase of Equity Interests from employees or other service providers of the Company Members in connection with the termination of their services to the extent required by Contracts disclosed on the Disclosure Schedule); (e) (i) terminated any Material Contract or (ii) materially amended any Material Contract, in each case, except in the Ordinary Course of Business; (f) mortgaged, pledged or subjected to any Lien (other than a Permitted Lien) any portion of the material assets of any Company Member;

34 (g) sold, transferred, assigned, licensed or otherwise disposed of any Company Member’s material assets valued at more than $500,000 in the aggregate except sales of inventory in the Ordinary Course of Business; (h) adopted or materially amended any Company Benefit Plan, except for the renewal of existing Company Benefit Plans in the Ordinary Course of Business or pursuant to applicable Laws; (i) granted to any officer, manager, director, employee or other individual service provider whose target annual compensation is in excess of $150,000 any material increase in compensation or benefits, except in connection with ordinary course annual salary or wage increases or as required by Company Benefit Plans in effect as of the date hereof; (j) incurred any Indebtedness or assumed any third-party Indebtedness, in each case, involving more than $250,000 in the aggregate, other than Indebtedness incurred under the Credit Agreement in the Ordinary Course of Business; (k) made any material change in any method of financial or Tax accounting, or financial or Tax accounting practice or policy (including any change in its annual accounting period) other than those required by GAAP or Tax Law or made, revoked or amended any material Tax election, entered into any closing agreement or settlement in respect of material Taxes, conceded any material claim or assessment in respect of material Taxes or filed any amended material Tax Return; (l) acquired by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any Person, or otherwise acquired any assets that are valued, individually or in the aggregate, in excess of $500,000, except for acquisitions that would be classified as capital expenditures; (m) made any capital expenditure (or series of related capital expenditures) either involving more than $500,000 or outside the Ordinary Course of Business; (n) materially accelerated the invoicing of customers or the collection of accounts receivable outside the Ordinary Course of Business; (o) materially delayed or postponed the payment of accounts payable or any other Liabilities outside the Ordinary Course of Business; (p) made any loan in excess of $25,000 in the aggregate to any of its directors, officers or employees other than travel or expense advances made in the Ordinary Course of Business; (q) entered into any employment Contract or collective bargaining agreement or amended or modified the terms of any existing such Contract; (r) experienced any damage, destruction, or loss (whether or not covered by insurance) to its property in excess of $250,000;

35 (s) made or pledged to make any charitable contribution; (t) made any loans or advances of money, other than (i) loans or advances between Company Members or (ii) loans or other transactions permitted under clause (p) above; or (u) authorized any of the foregoing, or committed or agreed to take actions, to do any of the foregoing, other than as contemplated hereunder. Section 3.8 Litigation. As of the date of this Agreement, except as set forth on Section 3.8 of the Disclosure Schedule, there are no material Actions pending or, to Company’s Knowledge, threatened against any Company Member (and no such Actions have been pending against any Company Member at any time since the Lookback Date). As of the date of this Agreement, no Company Member is a party or subject to, bound by or in default under, any Order that would materially interfere with the conduct of the business of any Company Member as presently conducted or prevent, materially delay or materially impair the consummation of the Transaction. Section 3.9 Compliance With Laws; Permits. (a) Except as set forth on Section 3.9(a) of the Disclosure Schedule, each Company Member is and, since the Lookback Date has been, in compliance in all material respects with all applicable Laws and Orders. Except as set forth on Section 3.9(a) of the Disclosure Schedule, since the Lookback Date, no written notices have been received by, and no claims have been filed against, any Company Member alleging a violation of any Law or Order and the Company Members have not been subject to any adverse inspection, finding, investigation, penalty, assessment, audit or other compliance or enforcement action. (b) No Company Member, any of their respective directors, officers, managers, or, to Company’s Knowledge, any of their respective employees, distributors, resellers, representatives, sales intermediaries or other third parties has, since the Lookback Date, materially violated any Sanctions or Customs & Trade Laws, or Laws relating to anti-money laundering. There are no allegations, investigations, inquiries, claims, enforcement proceedings or litigation by any Governmental Entity with respect to any alleged material violation by a Company Member of any applicable Sanctions, Customs & Trade Laws, or Laws relating to anti-money laundering. Since the Lookback Date, each Company Member has at all times had in place controls and systems reasonably designed to ensure compliance in all material respects with Sanctions and Customs & Trade Laws. There are no pending or, to the Knowledge of Company, threatened material claims against any Company Member with respect to Sanctions, Customs & Trade Laws, or any Laws relating to anti-money laundering. (c) No Company Member and none of the directors, administrators, officers, managers, board of directors or employees of any Company Member is a Sanctioned Person or a Restricted Person. No Company Member has had any material transactions, business or financial dealings that benefited or, directly or indirectly, involved a Sanctioned Person or Restricted Person in violation of Sanctions or Customs & Trade Laws.

36 (d) Each Company Member holds all material governmental licenses, authorizations, permits, consents and approvals, and has completed all material filing and registration obligations, necessary for (i) the operation of the businesses of such Company Member as presently conducted or (ii) for the ownership, use, development, maintenance or operation of any properties or assets of a Company Member (the “Company Permits”), a listing of which is set forth on Section 3.9(d) of the Disclosure Schedule. Each Company Member is in compliance in all material respects with the terms of the Company Permits. Since the Lookback Date, no Governmental Entity has given written notice to any Company Member that it intends to revoke, suspend, not renew or adversely modify any Company Permit. (e) To the extent that a Company Member has since the Lookback Date marketed or offered for sale in commerce any product with a “Made in America” or “Made in the USA” label, or made any other express or implied claim that a product is Made in the USA, to the Company’s Knowledge, the Company has complied in all material respects with the U.S. Federal Trade Commission’s Enforcement Policy Statement on U.S. Origin Claims. Section 3.10 Material Contracts. (a) Section 3.10(a) of the Disclosure Schedule sets forth by applicable subsection or subclause, a list of each Contract of the following types in effect as of the date of this Agreement to which any Company Member is a party or is otherwise bound or has rights or receives benefits under (including the title, date and name of the parties to such Contract): (i) which requires or will require any payments by or on behalf of any Company Member in excess of $1,000,000 during the current or next fiscal year; (ii) which provides for any Company Member to receive any payments in excess of $1,000,000 during the current or next fiscal year; (iii) which contains covenants restricting the ability of any Company Member to compete, solicit any Person, or engage in any line of business or geographical area, or which grants exclusive rights to any Person; (iv) which grants any Company Member an Equity Interest in any partnership, joint venture or other similar arrangement involving a sharing of profits, losses, costs or liabilities with any other Person or involving sharing of Equity Interests; (v) pursuant to which any Company Member (A) licenses or is granted rights in Intellectual Property and/or IT Systems from a third party or (B) licenses or grants rights in its owned Intellectual Property to third parties, excluding Incidental Licenses; (vi) which relates to Company Indebtedness or under which a Company Member has imposed a Lien on any material assets, tangible or intangible (other than Permitted Liens), securing obligations, in the case of this clause (vi), in excess of $500,000 in the aggregate;

37 (vii) which involves any collective bargaining agreement or other Contract with any labor organization, union or association to which any Company Member is a party; (viii) which involves the disposition or acquisition of Equity Interests or material assets (other than the sale of inventory in the Ordinary Course of Business) to which a Company Member is a party or is otherwise bound, entered into by a Company Member since the Lookback Date; (ix) which relates to any settlement of litigation with, or an Order of, a Governmental Entity since the Lookback Date; (x) which is with a Material Supplier or a Material Customer; (xi) which involves any agreement between or among any Company Member, on the one hand, and Seller or any of its Affiliates (other than a Company Member) or any current or former officer, director or manager of Seller or any of its Affiliates (other than a Company Member), on the other hand; (xii) which provides any customer of a Company Member with (A) discounts, allowances, rebates or other incentives or (B) pricing, discounts or benefits that change based on the pricing, discounts or benefits offered to other customers of such Company Member, including any Contract containing “most favored nation” provisions; (xiii) which involves the lease of equipment or other personal property to or from any Person and requires or will require any payments by or on behalf of any Company Member in excess of $500,000 during the current or next fiscal year; (xiv) which relates to the employment or engagement of any officer, Company Employee or independent contractor that provides annual cash compensation in excess of $150,000 per year (other than Company Benefit Plans); (xv) which relates to any sales representative or agency agreement, brokers agreement or dealer agreement or other Contract relating to the sale or distribution of products or services to or by other Persons; (xvi) which involves any Company Member advancing or loaning any Person amounts in the aggregate exceeding $100,000; or (xvii) pursuant to which a Governmental Entity is a party. (b) Sellers have delivered or made available to Buyer a true and complete copy of each written Contract (as amended to date) required to be set forth in Section 3.10(a) of the Disclosure Schedule and a written summary setting forth the terms and conditions of each oral Contract required to be set forth in Section 3.10(a) of the Disclosure Schedule (collectively, the “Material Contracts”). Except as set forth in Section 3.10(b) of the Disclosure Schedule, (i) no Company Member (and, to the Knowledge of Company, no other party thereto) is in material default, and no Company Member has received written notice of an alleged material default, under

38 any Material Contract, (ii) each of the Material Contracts is in full force and effect and is a valid, binding and enforceable obligation of the applicable Company Member, and to the Knowledge of Company, of the other parties thereto, subject to the Enforceability Exception, (iii) the Company Members have performed all material obligations required to be performed by them to date under the Material Contracts and are not (with or without the lapse of time or the giving of notice, or both) in material breach thereunder, and (iv) no Company Member has received any written notice of termination with respect to, and, to the Knowledge of Company, no party has threatened in writing or provided written notice of its intention to terminate, any Material Contract. Section 3.11 Real Property. (a) Section 3.11(a) of the Disclosure Schedule sets forth the address and legal description of each parcel of Owned Real Property and the applicable Company Member that is the owner thereof, including with respect to Carlisle (Meizhou) Rubber Manufacturing Co., Ltd. (卡莱(梅州)橡胶制品有限公司) the term of ownership. Except as set forth on Section 3.11(a) of the Disclosure Schedule, Company or one of its Subsidiaries has good, valid and marketable fee simple title to all Owned Real Property free and clear of all Liens, except Permitted Liens. Neither Company nor any of its Subsidiaries has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof. To the Knowledge of Company, there are no facts, circumstances, or conditions that are reasonably likely to result in any Liens, except Permitted Liens, against, any possession or occupancy of, or claims to a right or interest in, any of the Owned Real Property. There are no Actions, rights of first refusal or options to acquire, lease, sell or dispose of any Owned Real Property or any portion thereof. Except as otherwise disclosed in Section 3.11(a) of the Disclosure Schedule, Company or one of its Subsidiaries has exclusive possession of each Owned Real Property. (b) Section 3.11(b) of the Disclosure Schedule sets forth the address of each parcel of Leased Real Property and a list of each real property lease or sublease entered into by Company or any of its Subsidiaries for each parcel of Leased Real Property (collectively, the “Real Property Leases”), including the title, date and name of the parties to such Real Property Lease. Sellers have delivered to Buyer a true and complete copy of each Real Property Lease. Except as set forth in Section 3.11(b) of the Disclosure Schedule, with respect to each Real Property Lease: (i) none of Company or any of its Subsidiaries or, to the Knowledge of Company, any other party is in material breach of or default thereunder, (ii) each Real Property Lease is legal, valid, binding, enforceable in full force and effect, and is a valid, binding and enforceable obligation of Company and its Subsidiaries, and to the Knowledge of Company, of the other parties thereto, subject to the Enforceability Exception, (iii) Company and its Subsidiaries have performed all material obligations required to be performed by them to date under such Real Property Lease, (iv) neither Company nor any of its Subsidiaries has received any written notice of termination with respect to, and, to the Knowledge of Company, no party has threatened, or provided notice of its intent, to terminate, any such Real Property Lease, (v) Company and its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under such Real Property Lease has not been materially disturbed and there are no material disputes with respect to such Real Property Lease, (vi) neither Company nor its Subsidiaries have assigned the Real Property Lease or subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; (vii) neither Company nor its Subsidiaries have collaterally assigned or granted any other Lien in such Real Property Lease or any interest therein; and (viii) neither Company nor its

39 Subsidiaries have made any material improvements or alterations to the Leased Real Property which must be removed at a material cost upon the expiration or termination of the applicable Real Property Lease. (c) The Owned Real Property and the Leased Real Property comprise all of the real property used in, or otherwise related to, the business conducted by Company and its Subsidiaries. Except as otherwise disclosed in Section 3.11(c) of the Disclosure Schedule, all buildings, structures, fixtures, building systems and equipment, and all components thereof, including the roof, foundation, load-bearing walls and other structural elements thereof, heating, ventilation, air conditioning, mechanical, electrical, plumbing and other building systems, environmental control, remediation and abatement systems, sewer, storm and waste water systems, irrigation and other water distribution systems, parking facilities, fire protection, security and surveillance systems, and telecommunications, computer, wiring and cable installations, included in the Owned Real Property or Leased Real Property (the “Improvements”) are in good condition and repair (ordinary wear and tear excepted) and sufficient for the operation of the business conducted by Company and its Subsidiaries, in each case, in all material respects. Except as otherwise disclosed in Section 3.11(c) of the Disclosure Schedule, there are no structural deficiencies or latent defects affecting, in any material respect, any of the Improvements. To the Knowledge of Company, no part of the Owned Real Property or Leased Real Property is subject to any building, health, environmental, safety, sanitation or use restrictions that restrict or prevent the use of the Owned Real Property or Leased Real Property for the operation of the business of Company and its Subsidiaries as currently conducted thereon. The Owned Real Property and Leased Real Property are adequately serviced in any material respect by utilities for the operation of the business of Company and its Subsidiaries as currently conducted thereon. To the Knowledge of Company, the classification of each parcel of Owned Real Property or Leased Real Property under applicable zoning Laws expressly permits the use and occupancy of such parcel and the operation of the business of Company and its Subsidiaries as currently conducted thereon (and not merely as a prior non-conforming use or similar designation), and permits the Improvements located thereon as currently constructed, used and occupied. There are no pending or, to the Knowledge of Company, threatened condemnation, expropriation or eminent domain proceedings that affect any Owned Real Property or Leased Real Property. Section 3.12 Employee Benefits. (a) As used herein, the term “Company Benefit Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)) and each other material equity incentive, equity or equity-based compensation, severance, employment, change-in-control, retention, fringe benefit, bonus, incentive, savings, retirement, deferred compensation or other benefit plan, agreement, program, policy or Contract, whether or not subject to ERISA, whether funded or unfunded, whether written or unwritten, under which any current or former employee, service provider, officer or director of Company or any of its Subsidiaries has any present or future right to benefits and which are entered into, contributed to, sponsored by or maintained by Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries have any Liability; provided, however, that, the term Company Benefit Plan will not include any plan or program that is mandatory under applicable Law or to which there is no outstanding benefit right owed. Section 3.12(a) of the Disclosure Schedule lists each material Company Benefit Plan. Company has made available to Buyer with

40 respect to each material Company Benefit Plan (in each case to the extent applicable): (i) a copy of the Company Benefit Plan document, including all currently effective amendments thereto (and to the extent that a written copy does not exist, a summary of such Company Benefit Plan), (ii) the most recent summary plan description and all currently effective summaries of material modifications with respect to the Company Benefit Plan, (iii) the most recently received IRS determination or opinion letter, (iv) the most recent Form 5500 annual report; (v) the most recent actuarial valuation reports or financial statements, (vi) to the extent available, trust agreements, insurance contracts, or other funding vehicles associated with each Company Benefit Plan, and (vii) non-discrimination testing and top-heavy testing reports for the most recently completed year. (b) Except as disclosed in Section 3.12(b) of the Disclosure Schedule, (i) to the Knowledge of Company, neither Company nor any of its ERISA Affiliates have ever sponsored, contributed to or had an obligation to contribute to or have any liability (whether accrued, absolute, contingent or otherwise) regarding: (A) a plan that is subject to Title IV of ERISA, Section 302 of ERISA, or Section 412 of the Code or (B) a multiemployer plan, as defined in Section 3(37) of ERISA and (ii) neither Company nor any of its Subsidiaries have any Liability regarding: (A) a plan sponsored by two or more contributing sponsors at least two of whom are not under common control (within the meaning of Section 4063 of ERISA); (B) a multiple employer plan, as defined in Section 413(c) of the Code; (C) a multiple employer welfare arrangement, as defined in Section 3(40) of ERISA; (D) a plan or trust maintained in connection with Sections 501(c)(9) or 501(c)(17) of the Code; or (E) a plan that provides retiree medical, hospital, or prescription drug benefits to any current or former employee, officer, director, or service provider of Company or its Subsidiaries, in each case, following a termination of service with Company or its Subsidiaries, except to the extent required by Law or pursuant to a Company Benefit Plan set forth on Section 3.12(a) of the Disclosure Schedule. (c) As to each Company Benefit Plan: (i) Except as disclosed in Section 3.12(c)(i) of the Disclosure Schedule, each Company Benefit Plan is in material compliance with and has been operated in all material respects in accordance with all applicable Laws, including ERISA, the Code and the Canadian Tax Act. (ii) Except as disclosed in Section 3.12(c)(ii) of the Disclosure Schedule, each Company Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS or may rely upon a favorable opinion letter from the IRS as to its qualified status and, to the Knowledge of Company, no event has occurred since the date of such determination or opinion that would reasonably be expected to adversely affect such determination or opinion. (iii) Each Company Benefit Plan that purports to qualify as a particular type of plan under the Canadian Tax Act or that has or purports to have Tax-favoured treatment, meets all material requirements in effect under the Canadian Tax Act for such qualification or treatment and has complied in all material respects with the provisions of the Canadian Tax Act and the administration practices of the CRA applicable to that type of plan or treatment. To the knowledge of Company, no event has occurred respecting any Company Benefit Plan which could reasonably be expected to adversely affect the Tax-

41 favoured status of the Company Benefit Plan or its qualifications as a particular type of plan under the Canadian Tax Act. (iv) Except as disclosed in Section 3.12(c)(iv) of the Disclosure Schedule, no material Actions (other than routine claims for benefits in the Ordinary Course of Business) are pending or, to the Knowledge of Company, threatened with respect to any Company Benefit Plan, and to the Knowledge of Company, no fact or event exists that would reasonably give rise to any such Action (other than routine claims for benefits in the Ordinary Course of Business). (d) All contributions, premiums, or payments required to be made with respect to each Company Benefit Plan have been made on or before their due date (including any extensions) and within the applicable time required by such Company Benefit Plan and Law in all material respects. All such contributions have, where applicable, been fully deducted for income tax purposes, and to the Knowledge of Company, no such deduction has been challenged or disallowed by any Governmental Entity. (e) Company and each Company Benefit Plan is in compliance in all material respects with all applicable requirements of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010, as amended. Company and its Subsidiaries are not liable, directly or indirectly, for any employer shared responsibility payments or other penalties or taxes on account of any employee, former employee, or service provider under Sections 4980H, 6055 and 6056 of the Code. (f) Each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) has been operated and administered in all material respects in compliance with, and is in all material respects in documentary compliance with, Section 409A of the Code. (g) Except as disclosed in Section 3.12(g) of the Disclosure Schedule, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby could (either alone or in conjunction with any other event) result in any parachute payments as defined in Section 280G(b)(2) of the Code. No Company Benefit Plan provides for the gross-up or reimbursement of Taxes or other amounts under Section 4999 or 409A of the Code. (h) Except as disclosed in Section 3.12(h) of the Disclosure Schedule, there have been no material prohibited transactions (as defined in Section 4975 of the Code and Section 406 of ERISA) with respect to any Company Benefit Plan for which no individual or class exemption exists. (i) Each Company Benefit Plan can be amended, terminated or otherwise discontinued after the Closing Date in accordance with its terms, without liability to any other party (other than administration expenses in the Ordinary Course of Business or with respect to benefits previously earned, vested, or accrued thereunder). (j) Except as disclosed in Section 3.12(j) of the Disclosure Schedule, the consummation of the Transaction will not alone (and not in combination with any other event) (i)

42 entitle any current or former employee, director, service provider or officer of Company or any of its Subsidiaries to any severance pay or any other material payment, (ii) accelerate the time of payment or vesting of, or materially increase the amount of compensation due to, any such employee, director, service provider or officer, (iii) result in the triggering or imposition of any restrictions or limitations on the right of Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan; or (iv) limit or restrict the ability of Buyer or its Affiliates to merge, amend, or terminate any Company Benefit Plan, in each case, as a result of the execution of this Agreement. Section 3.13 Labor and Employment Matters. (a) Except as set forth in Section 3.13(a) of the Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to, or bound by, any labor agreement, collective bargaining agreement or any other labor-related Contract with any labor union, trade union, labor organization, works council, employee association or similar entity, nor have any commitments been made to recognize any labor union, trade union, labor organization, works council, employee association or similar entity. Except as set forth in Section 3.13(a) of the Disclosure Schedule, no employees of Company or any of its Subsidiaries are represented by any labor union, trade union or labor organization with respect to their employment with Company or any of its Subsidiaries. No labor union, trade union, labor organization or group of employees of Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other Governmental Entity. To the Knowledge of Company, there are no organizing activities with respect to Company or any of its Subsidiaries. There has been no actual or, to the Knowledge of Company, threatened material arbitrations, material grievances, labor disputes, strikes, lockouts, slowdowns or work stoppages against or affecting Company or any of its Subsidiaries. Neither Company nor any of its Subsidiaries is engaged in, or since the Lookback Date, has engaged in any unfair labor practice, as defined in the National Labor Relations Act or other applicable Laws. (b) Except as set forth on Section 3.13(b) of the Disclosure Schedule, since the Lookback Date, neither Company nor any of its Subsidiaries has received any written notice of intent by any Governmental Entity responsible for the enforcement of labor or employment Laws to conduct a material investigation relating to Company or any of its Subsidiaries and, to the Knowledge of Company, no such investigation is in progress. (c) Since the Lookback Date, neither Company nor any of its Subsidiaries has (i) effectuated (A) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of Company or any of its Subsidiaries or (B) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of Company or any of its Subsidiaries or (ii) been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar Law. (d) Except as set forth on Section 3.13(d) of the Disclosure Schedule, since the Lookback Date, Company and its Subsidiaries have been at all times and are currently in

43 compliance in all material respects with all applicable Laws respecting labor relations, employment and employment practices, terms and conditions of employment, and wages and hours. Since the Lookback Date, in accordance with applicable Law, each current and former employee of Company and its Subsidiaries is, and has been, (i) authorized to work in the country in which the Person performs such services and for the entity by which they are employed, (ii) properly classified as an employee or independent contractor, (iii) if an employee, properly classified as an exempt or non-exempt employee under the Fair Labor Standards Act or other applicable wage and hour Law, (iv) paid all wages (including any required minimum wages, overtime pay, and waiting time penalties), benefits, and other compensation for all services performed by such Person, and (v) if a U.S. employee, accurately completed all proper employment verification and authorization documentation, including proper maintenance of such documentation during employment and post-termination, as required by Law. (e) Except as set forth on Section 3.13(e) of the Disclosure Schedule, there are no pending or, to the Knowledge of Company, threatened labor or employment Actions against Company or any of its Subsidiaries, including, but not limited to, any claims under any worker’s compensation policy or claims alleging unlawful harassment, employment discrimination, retaliation, whistleblowing, unfair labor practices, unpaid wages, unlawful wage or immigration practices, wrongful termination, unlawful denials of leaves of absence, misclassification of independent contractors, or unlawful Tax withholding practices regarding Company and its Subsidiaries under applicable Law. (f) A list of all employees of Company and its Subsidiaries as of January 2, 2024, including each such Person’s name, job title or function and job location, credited service date, full- or part-time status, exempt or non-exempt status under the Fair Labor Standards Act, hourly rate of pay or annualized base salary (as applicable), vacation and/or paid time off accrual amounts, bonus, commission and other incentive compensation paid to such employee in the calendar year 2023 and any other forms of compensation, each current Employee Benefit Plan in which such employee participates or is eligible to participate, visa status (if applicable, including the type of visa and expiration date) and leave of absence status (if applicable, including type of leave and expected return date, if known), has been made available to Buyer. (g) All Persons characterized and treated by Company or its Subsidiaries as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. None of the current or previous independent contractors currently or previously engaged by or performing services for Company or its Subsidiaries meets or has met the conditions to be reclassified as an employee of Company or any of its Subsidiaries. Section 3.14 Environmental Matters. Except as set forth in Section 3.14 of the Disclosure Schedule: (a) Company and its Subsidiaries, the business of Company and its Subsidiaries and the condition of the properties and assets owned by Company and its Subsidiaries are, and at all times since the Lookback Date, have been, in compliance in all material respects with all requirements of applicable Environmental Laws.

44 (b) Company and its Subsidiaries at all times since the Lookback Date have possessed and complied in all material respects with all terms and conditions of applicable Environmental Permits required under Environmental Laws for the occupation of the Owned Real Property and the Leased Real Property, the ownership and use of their other properties and assets, and to operate the businesses of Company and its Subsidiaries as currently operated. (c) To the Knowledge of Company, none of the following exists or existed at, on, in or under any portion of the Owned Real Property or Leased Real Property during the time of Company or its Subsidiaries’ ownership or leasehold: (i) underground storage tanks, (ii) asbestos-containing material in any form or condition, (iii) polychlorinated biphenyls, or (iv) landfills, surface impoundments, or disposal areas, or (v) per- or polyfluoroalkyl substances, in each case, as would reasonably be expected to result in a material liability of Company or any of its Subsidiaries. (d) Company and its Subsidiaries have not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including any Hazardous Material, exposed any employee or other individual to any substance or condition, including any Hazardous Material, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to material Liabilities, including any material Liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, under any Environmental Laws. (e) Since the Lookback Date, neither Company nor any of its Subsidiaries has received any written or, to the Knowledge of Company, oral, notification alleging that it is materially liable, or requesting information, pursuant to any applicable Environmental Law for which such alleged liability or request for information has not been fully resolved with the appropriate Governmental Entity or Person. Company has made available to Buyer all material data, reports, investigations or studies in Company’s possession, custody or reasonable control regarding (1) any Hazardous Material which at present is located at, or emanating from any portion of the Leased Real Property, Owned Real Property or any real property previously owned or operated by Company or its Subsidiaries; or (2) actual or alleged violation of or compliance with Environmental Laws. (f) There are no material Actions arising under Environmental Laws pending or, to the Knowledge of Company, threatened against Company or any of its Subsidiaries, and no facts, events or conditions exist relating to the Owned Real Property, Leased Real Property or relating to past or present facilities, properties or operations of Company or its Subsidiaries that would reasonably be expected to give rise to any material Liability of Company or any of its Subsidiaries for any investigatory, remedial or corrective obligations pursuant to Environmental Laws, or give rise to any other material Liabilities pursuant to Environmental Laws, including any relating to onsite or offsite releases or threatened releases of Hazardous Materials, substances or wastes, personal injury, property damage or natural resources damage. (g) Company and its Subsidiaries have not, either expressly or by operation of law, assumed or undertaken any material Liability, including any obligation for corrective or remedial action, of any other Person under any Environmental Laws.

45 (h) Company and its Subsidiaries have not entered into any consent decree, consent order or settlement agreement with any Governmental Entity or any other Person regarding any actual or alleged violation of, or Liability arising under, Environmental Laws for which Company and its Subsidiaries have material outstanding obligations. (i) Neither this Agreement nor the consummation of the Transaction will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Authority or third parties, pursuant to the New Jersey Industrial Site Recovery Act or the Connecticut Property Transfer Law. (j) Neither Company nor any of its Subsidiaries has been identified as a “Potentially Responsible Party” at a Superfund or similar site in relation to any off-site disposal of wastes generated on-site for which the potential liability of Company or any of its Subsidiaries has not been fully resolved with the appropriate Governmental Entity or Person. Section 3.15 Insurance. (a) Section 3.15(a) of the Disclosure Schedule sets forth all material insurance policies to which Company or a Subsidiary is a party (the “Insurance Policies”). (b) The Insurance Policies are enforceable, subject to Enforceability Exceptions, and in full force and effect in all material respects and provide insurance in such amounts and against such risks as Company has reasonably determined to be prudent, taking into account the industries in which Company and its Subsidiaries operate, and as is sufficient to comply in all material respects with all applicable Laws and Contracts to which any Company Member is a party or is otherwise bound. Except as set forth in Section 3.15(b) of the Disclosure Schedule, each Insurance Policy will continue to be enforceable, subject to Enforceability Exceptions, and in full force and effect on identical terms immediately following the Closing. (c) None of Company nor any of its Subsidiaries is in material breach or material default (including with respect to its payment obligations) under any of the Insurance Policies, and neither Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, or both, would constitute such a material breach or material default, or permit termination or modification of, any of such Insurance Policies. (d) No written notice of cancellation or termination, other than pursuant to the expiration of any such Insurance Policy in accordance with the terms thereof, has been received with respect to any such Insurance Policy. Since the Lookback Date, neither Company nor any of its Subsidiaries has (i) received any written notice of denial of coverage or reservation of rights with respect to any pending or threatened claims against any such Insurance Policy or (ii) been refused any insurance or had its coverage limited by any insurance carrier to which it has applied for any insurance or with which it has carried insurance. (e) Except as set forth on Section 3.15(e) of the Disclosure Schedule, there are no material outstanding claims by Company or any of its Subsidiaries under the Insurance Policies. (f) Section 3.15(f) of the Disclosure Schedule describes any self-insurance arrangements effecting Company or any of its Subsidiaries.

46 Section 3.16 Taxes. Except as set forth in Section 3.16 of the Disclosure Schedule: (a) Each Company Member has timely filed or caused to be timely filed (taking into account extensions) all material Tax Returns required to be filed by it. All such Tax Returns are complete and accurate in all material respects. No Company Member is currently the beneficiary of any extension of time within which to file any Tax Return (other than any extension to file a Tax Return requested or obtained in the Ordinary Course of Business). All Taxes due and owing by the Company Members, whether or not shown on any Tax Return, have been timely paid. (b) There are no Liens for Taxes upon the assets of the Company Members other than Permitted Liens. (c) No deficiency for Taxes which has been proposed, asserted, assessed or reassessed in writing by any Tax Authority against any Company Member remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to the assessment or collection of Taxes of the Company Members (other than as a result of any extension to file a Tax Return requested or obtained in the Ordinary Course of Business). There are no Tax Proceedings ongoing or pending or, to the Knowledge of Company, threatened, against the any Company Member. (d) Since January 1, 2021, all material Taxes which any Company Member is obligated to withhold from amounts paid or owing to any Company Employee, creditor, partner, owner, shareholder, non-resident or other third party have been withheld and, to the extent required by applicable Law, timely paid to the applicable Tax Authority. (e) No Company Member is a party to any Tax Sharing Agreement. (f) No Company Member has material Liability for the Taxes of any other Person (other than the Company Members) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, or (iii) by Contract (other than commercial Contracts not primarily relating to Taxes). (g) No Company Member has been a party to a “listed transaction,” as such term is defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2). No Company Member has failed to disclose in its Tax Returns any information required by the provisions of the Treasury Regulations issued under Code Section 6011 with respect to any “reportable transaction” as that term is defined in Code Section 6707A(c) (or similar provisions of state, local or foreign Law). (h) Marastar Blocker and Tire Blocker are, and at all times since their respective formations have been, properly treated as an association taxable as corporations for U.S. federal Income Tax purposes. (i) As of the Closing Date, Company is properly treated as a partnership for U.S. federal Income Tax purposes. Company has not made an election pursuant to Section 301.7701-3 of the Treasury Regulations.

47 (j) Effective as of the date of its formation, CH Blocker made a valid election pursuant to Section 301.7701-3 to be treated as an association taxable as a corporation for U.S. federal Income Tax purposes. (k) Other than CFI and CEI, each Subsidiary of Company is, and at all times since its formation has been, properly treated as an entity disregarded as separate from its owner under any Law, including for U.S. federal Income Tax purposes. (l) For the entire tax year of Company and any Subsidiary of Company treated as a partnership for U.S. federal Income Tax purposes in which the Closing occurs, Company and any Subsidiary of Company treated as a partnership for U.S. federal Income Tax purposes has a valid election under Section 754 of the Code in effect. (m) No Company Member has made an election to report or pay the Tax Liability of such Company Member’s owners directly to a Tax Authority, where, absent such election, such Company Member would have had no Liability for such Taxes and such Company’s Member’s income or loss would have flowed through to its direct or indirect owners and be includable by such owners directly in computing their own Tax Liability (an “FTE Election”). (n) No Company Member has, nor has any Company Member ever had, a “permanent establishment” in any foreign country, as such term is defined in any applicable Tax treaty or convention between the United States and such foreign country. (o) No Company Member has requested or been issued, and is not subject to, any private letter ruling from the IRS or comparable ruling of any state, local or foreign Tax Authority. No Company Member has granted a power of attorney with respect to any Taxes that is currently in effect. (p) No Company Member has ever been a party to, nor is any Company Member subject to any currently effective Tax holiday or Tax incentive or grant in any jurisdiction. (q) No Company Member will be required to include any item of income in, or to exclude any item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) use of the “installment method” as defined in Code Section 453 or open transaction disposition made on or prior to the Closing Date; (ii) any prepaid amount or advance payment received or paid on or prior to the Closing Date or deferred revenue realized or received on or prior to the Closing Date; (iii) change in method of accounting or use of an improper method of accounting; (iv) an agreement entered into with any Tax Authority (including a “closing agreement” under Code Section 7121 or any “gain recognition agreements” entered into under Code Section 367) on or prior to the Closing Date; (v) a closing agreement made prior to the Closing Date; or (vi) an election pursuant to Code Section 965(h). (r) The Pre-Closing Restructuring will be non-taxable to all parties (including all Company Members) and no Company Member will have an increase in its Tax liability for any Tax period solely as a result of the Pre-Closing Restructuring.

48 (s) No Company Member has extended, deferred, or delayed the payment of any Taxes under the CARES Act and COVID Relief Programs or otherwise as a result of COVID- 19 that remains outstanding or otherwise unsettled as of the Closing Date. (t) Marastar Blocker is not (and has not been within the applicable time period set forth in Code Section 897(c)) a “United States real property holding corporation” within the meaning of Code Section 897(c). (u) Neither: (i) fifty (50%) or more of the value of Company’s gross assets constitute U.S. real property interests; nor (ii) the value of Company’s U.S. real property interests combined with its cash and cash equivalents are 90% or more of the value of Company’s gross assets. No interest in Company is a United States real property interest as defined in Code Section 897(g) or Treasury Regulation Section 1.897-7T. (v) Blocker Seller 1 is not a United States person within Code Section 7701. (w) No Company Member has an obligation to file Tax Returns in a jurisdiction where such Company Member does not currently file Tax Returns. (x) All Company Members have timely filed all FinCEN Form 114 due prior to the Closing Date with respect to any reportable foreign financial accounts. (y) Except as set forth on Section 3.16(y) of the Disclosure Schedule, no Company Member has previously made any payment to an Affiliate that is not entitled to benefits under any applicable Tax treaty: (i) due to the “limitation on benefits” provision thereof; or (ii) due to any provision in an applicable Tax treaty denying benefits to payments made to or received by “hybrid” entities that are treated as disregarded entities for U.S. income tax purposes and as corporations or other entities under the laws of the applicable foreign country. (z) None of Sections 80 through 80.04, of the Canadian Tax Act have applied or will apply to any Company Member in respect of the last five (5) completed Tax years immediately preceding the Closing Date and the current Tax year through and including the Closing Date. No Company Member has any unpaid amounts that may be required to be included in income under Section 78 of the Canadian Tax Act for a Tax period (or portion thereof) ending after the Closing Date. (aa) For all periods prior to the Closing Date, all Company Members required to be registered for Quebec Sales Tax, Goods and Services Tax, Harmonized Sales Tax, Provincial Sales Tax and other value added or similar Taxes, have registered for such Taxes (collectively “Value Added Taxes”) and their respective registration numbers are set forth on Section 3.16(aa) of the Disclosure Schedule. Prior to the Closing Date, all input tax credits claimed by each Company Member with respect to any Value Added Tax, have been timely and correctly calculated and claimed. Each Company Member has timely collected, paid and remitted all Value Added Taxes collectible, payable and remittable prior to the Closing Date.

49 Section 3.17 Intellectual Property. (a) Company or one of its Subsidiaries owns all right, title and interest in, or has the right to use, pursuant to a license, sublicense or other Contract, all Intellectual Property required to operate in all material respects Company’s and its Subsidiaries’ businesses as presently conducted. Company and its Subsidiaries have taken all commercially reasonable action to maintain and protect each item of Intellectual Property that it owns or uses. As of the date hereof, (i) there are no pending Actions, and since the Lookback Date, neither Company nor any of its Subsidiaries has received, any written notice of any threatened Actions alleging a violation, misappropriation or infringement of the Intellectual Property of any other Person by Company or any of its Subsidiaries, (ii) the operation of Company’s and its Subsidiaries’ businesses as currently conducted does not misappropriate, infringe upon or otherwise violate the Intellectual Property of any other Person, and (iii) to the Knowledge of Company, except as set forth on Section 3.17(a) of the Disclosure Schedule, no other Person has violated, misappropriated or infringed any Intellectual Property owned by Company or any of its Subsidiaries. (b) Company or a Subsidiary of Company owns or has a valid right to use free and clear of all Liens (other than Permitted Liens), all Intellectual Property used in, held for use in, or otherwise necessary to conduct the business of Company and its Subsidiaries, including with respect to all products and services. (c) Section 3.17(c) of the Disclosure Schedule identifies each active United States and foreign patent, trademark, copyright and domain name issuance or registration owned by or filed in the name of Company or a Subsidiary along with the owner of each such patent, trademark, copyright or domain name, and identifies each pending patent application or application for registration which Company or a Subsidiary has made with respect to any Intellectual Property. Section 3.17(c) of the Disclosure Schedule also identifies each material unregistered trademark, service mark, trade name, corporate name, each social media account and each Software item that is owned or purported to be owned by Company and its Subsidiaries. (d) Except as set forth on Section 3.17(d) of the Disclosure Schedule, all Software owned or purported to be owned by Company and its Subsidiaries: (i) is operative for its intended purpose and, to the Knowledge of Company, free of any material defects and, to the Knowledge of Company, does not contain any viruses, worms, Trojan horses or similar programs that are designed to delete, disable, deactivate, interfere with or otherwise harm such Software and (ii) has been maintained by Company and its Subsidiaries in accordance with generally accepted industry standards. The provision, incorporation, linking, calling or other use of any Open Source Software in Software that is owned or purported to be owned by Company or its Subsidiaries does not obligate Company to disclose, make available, offer or deliver any portion of the source code to any third party (other than the applicable Open Source Software). All Software used by Company and its Subsidiaries is sufficient in all material respects for the operation of Company and its Subsidiaries’ business as presently conducted, and Company and its Subsidiaries have purchased a sufficient number of license seats for all Software. Company and its Subsidiaries have in their possession copies of all source code for all Software that is owned or purported to be owned by Company or its Subsidiaries. Company and its Subsidiaries have not disclosed, and Company and its Subsidiaries are not under any current or future obligation (including any contingent

50 obligation pursuant to an escrow arrangement or otherwise) to disclose, any source code of Software owned or purported to be owned by Company or its Subsidiaries to any Person. (e) Company and its Subsidiaries own or have a valid right to access and use the IT Systems and the IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of Company’s and its Subsidiaries’ business as presently conducted. Company and its Subsidiaries have taken commercially reasonable measures to maintain the performance and security of the IT Systems, and since the Lookback Date, there have been no failures, breakdowns, continued substandard performance or other adverse events affecting any IT Systems that have caused or, to the Knowledge of Company, would reasonably be expected to result in any material disruption or interruption in or to the use of such IT Systems or the conduct of the business of Company and its Subsidiaries that have not been remediated in all material respects. Company and its Subsidiaries have commercially reasonable back-up and disaster recovery arrangements in the event of a failure of the IT Systems. (f) Company and its Subsidiaries own or otherwise have sufficient right to use the know-how and trade-secrets (including formulas, forms, samples, lists, technical descriptions, drawings, equipment and tools) necessary to operate in all material respects the business of Company and its Subsidiaries consistent with past practice. Each employee of Company and its Subsidiaries that has participated in the development of Intellectual Property for Company and its Subsidiaries that is material to their respective businesses as presently conducted has executed a confidential information and invention assignment agreement, substantially in the form(s) delivered by Company and its Subsidiaries to Buyer, or Company or its Subsidiaries is considered the author by operation of applicable Law. Each independent contractor or consultant to Company or its Subsidiaries that has had access to any Intellectual Property owned or used by Company or its Subsidiaries that is considered material to their respective businesses as presently conducted has entered into an agreement containing appropriate confidentiality and invention assignment provisions in favor of Company or its Subsidiaries. To the Knowledge of Company, no current or former officer, director, employee, independent contractor or consultant of Company or its Subsidiaries is in violation of such confidential information and invention assignment agreement or any prior employment or proprietary information agreement with any other Person. Section 3.18 Brokers. Other than UBS Securities LLC, there is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of any Company Member that is entitled to any fee or commission in connection with the Transaction. Section 3.19 Related Party Transactions. Except (x) as set forth in Section 3.19 of the Disclosure Schedule and (y) for employment relationships and compensation, benefits, travel advances and employee loans in the Ordinary Course of Business, no current or former officer, director, manager, employee or equity holder of the Company Members, or any Affiliate thereof (other than the Company Members) or, to the Knowledge of Company, any member of any such Person’s immediate family: (a) has any interest in any asset, real or personal, owned or leased by the Company Members or used in connection with the business of the Company Members; (b) provides any service, property, asset or loan to the Company Members; or (c) is engaged in any Contract with any Company Member (other than payments made to, and other compensation provided to, employees, officers and directors (or equivalent) in the Ordinary Course of Business).

51 Section 3.20 Customers and Suppliers. (a) Section 3.20(a) of the Disclosure Schedule sets forth the top twenty customers of Company and its Subsidiaries (including distributors) (each, a “Material Customer”), based on the dollar amount of consolidated revenues earned by Company and its Subsidiaries for each of the two most recent fiscal years, and the revenues generated from such customers. Except as set forth on Section 3.20(a) of the Disclosure Schedule, no such Material Customer has terminated or materially and adversely modified its relationship with a Company Member in the past 12 months and no Company Member has received any written, or to the Knowledge of Company, oral notice that (x) any Material Customer has terminated, intends to terminate or materially and adversely modify its relationship with a Company Member or (y) any Material Customer has requested a material decrease in the prices charged by a Company Member, other than in the Ordinary Course of Business or pursuant to the terms of the underlying Contract; provided that the fact that any particular Contract or commitment with any Material Customer is scheduled to expire shall not, in and of itself, constitute notice of any of the foregoing matters so long as the Material Customer has not provided notice that it does not intend to renew such Contract or commitment. (b) Section 3.20(b) of the Disclosure Schedule sets forth the top twenty vendors, suppliers, resellers, service providers or other similar business relation of Company and its Subsidiaries (each, a “Material Supplier”), based on the dollar amount of consolidated amounts paid by Company and its Subsidiaries for goods or services from such Material Supplier for each of the two most recent fiscal years, the amounts owing to each such Material Supplier, and whether such amounts are past due. Except as set forth on Section 3.20(b) of the Disclosure Schedule, no such Material Supplier has terminated or materially and adversely modified its relationship with a Company Member in the past 12 months and no Company Member has received any written, or to the Knowledge of Company, oral notice that (x) any Material Supplier has terminated, intends to terminate or materially and adversely modify its relationship with a Company Member or (y) any Material Supplier has requested a material increase in the prices charged to a Company Member, other than in the Ordinary Course of Business or pursuant to the terms of the underlying Contract; provided that the fact that any particular Contract or commitment with any Material Supplier is scheduled to expire shall not, in and of itself, constitute notice of any of the foregoing matters, so long as such Material Supplier has not provided notice that it does not intend to renew such Contract or commitment. Section 3.21 Title to Assets. (a) Each of Company and its Subsidiaries has good and valid title to, or a valid leasehold interest in or other valid right to use, all material assets and properties used in the operation of their business, including all material assets reflected in the Interim Financial Statements and all of the assets purchased or otherwise acquired by Company and its Subsidiaries since the Latest Balance Sheet Date (except in each case for assets and properties disposed of since the Latest Balance Sheet Date in the Ordinary Course of Business), free and clear of all Liens other than Permitted Liens. (b) Immediately following the consummation of the Transaction, Company or its Subsidiaries will own or have the right to use all material assets (whether tangible, intangible

52 or mixed) reasonably necessary for the continued conduct of Company’s and its Subsidiaries’ business after the Closing in the same manner as conducted immediately prior to the Closing, free and clear of all Liens other than Permitted Liens. (c) The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property that are material to the operation of Company’s and its Subsidiaries’ business are structurally sound, are in all material respects in good operating condition and repair (subject to normal wear and tear), and are adequate in all material respects for the uses to which they are being put. None of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of material maintenance or material repairs, except for ordinary, routine maintenance and repairs. Section 3.22 Product and Service Warranty. Since the Lookback Date, each product designed, manufactured, assembled, sold, leased or delivered or service provided by Company or its Subsidiaries has, in all material respects, been in conformity with applicable contractual commitments and express and implied warranties, and none of Company or its Subsidiaries have any material Liability for replacement or repair thereof or the provision of additional products or services or other damages in connection therewith. Section 3.23 Product Liability. Except as set forth on Section 3.23 of the Disclosure Schedule, since the Lookback Date, none of Company or its Subsidiaries have had any material Liability arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product designed, manufactured, assembled, sold, leased, or delivered by Company or its Subsidiaries. Section 3.24 Directors and Officers; Powers of Attorney. Section 3.24 of the Disclosure Schedule contains a complete and accurate list of (a) all directors, managers and officers of each Company Member, and (b) the name and address of each Person who has a power of attorney to act on behalf of any Company Member. Section 3.25 Anti-Bribery; Anti-Corruption. Since the Lookback Date, neither a Company Member nor, to the Knowledge of Company, any representative of a Company Member has, to obtain or retain business, directly or indirectly offered, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment with a value in excess of Fifty Dollars ($50.00) in the aggregate to any one individual in any year) to: (a) any Person who is an official, officer, agent, employee or representative of any Governmental Entity or of any existing or prospective customer (whether government owned or nongovernment owned); (b) any political party or official thereof; (c) any candidate for political or political party office; or (d) any other Person, in each case, in violation of any Laws relating to anti-bribery or anti-corruption that are applicable to a Company Member. Section 3.26 Privacy and Data Security Compliance. (a) Except as set forth on Section 3.26(a) of the Disclosure Schedule, since the Lookback Date, Company and its Subsidiaries have complied in all material respects with all Applicable Privacy and Data Security Requirements, and no written notices have been received

53 by, and no claims, charges or complaints have been made against, Company or its Subsidiaries alleging a violation of any Applicable Privacy and Data Security Requirements. Since the Lookback Date, to the Knowledge of Company, each of Company and its Subsidiaries has not been subject to any investigation, audit or inquiry with regard to any Applicable Privacy and Data Security Requirements. Since the Lookback Date, each of Company and its Subsidiaries has undertaken commercially reasonable administrative, technical, and physical measures to protect and maintain the security, integrity and confidential nature of the Personal Information maintained, collected, or received by such Company or Subsidiary, and has implemented procedures designed to prevent any unauthorized access, disclosure, use or loss of Personal Information as required under any Applicable Privacy and Data Security Requirements. (b) Except as set forth on Section 3.26(b) of the Disclosure Schedule, since the Lookback Date, to the Knowledge of Company, none of Company or its Subsidiary has suffered an Information Security Incident. (c) Since the Lookback Date, each of Company and its Subsidiaries has taken commercially reasonable measures to detect, prevent and escalate any Information Security Incidents, and train applicable personnel to escalate any such Information Security Incidents. (d) Since the Lookback Date, to the extent required by any Applicable Privacy and Data Security Requirements, each of Company and its Subsidiaries has written agreements with the third-party service providers (including vendors and marketing partners) that receive or otherwise have access to material Personal Information requiring (i) compliance with Applicable Privacy and Data Security Requirements and (ii) the use of commercially reasonable efforts to protect such Personal Information against unauthorized access or use. (e) Neither the execution, delivery nor performance of this Agreement nor the consummation of the Transaction will constitute a violation of any Applicable Privacy and Data Security Requirements in any material respects by Company or its Subsidiaries. (f) Each of Company and its Subsidiaries is and at all times since the Lookback Date has been in compliance with such Company or Subsidiary’s website privacy policies, if any is published. To the extent a privacy policy is published by Company or its Subsidiaries, such a privacy policy is accurate in all material respects and does not contain any material omissions regarding Company or its Subsidiary’s collection, use, and disclosure of Personal Information. Section 3.27 No Other Representations or Warranties; Non-Reliance; Investigation. (a) Except for the representations and warranties made by the Sellers in this Article III and in Article IV (in each case, as modified by the Disclosure Schedule), (i) none of the Company Members, the Sellers or their Affiliates or any of their respective stockholders, members or Representatives or any other Person acting on their behalf makes, or will be deemed to have made, and Buyer and Parent are not relying on and have not relied on, any other representations or warranties, whether express or implied, at law or in equity, and all other representations and warranties are specifically disclaimed, including in respect to the accuracy or completeness of any information, documents, projections, forecasts, plans or budgets of future revenues, expenses or expenditures, future results of operations, future cash flows or future financial condition (or any

54 component thereof) or other material delivered to or made available to Buyer Parent, their lenders or Affiliates or their respective Representatives in certain “data rooms” or management presentations or otherwise related to the Transaction and (ii) none of the Company Members, the Sellers or their Affiliates or any of their respective stockholders, members or Representatives or any other Person acting on their behalf will have or be subject to any Liability or indemnification obligation to Buyer, Parent or any other Person resulting from the distribution to Buyer or Parent, or Buyer’s or Parent’s use of, any such materials. Except for the representations and warranties of the Sellers expressly and specifically set forth in this Article III and Article IV (in each case, as modified by the Disclosure Schedule), the Sellers hereby disclaim all Liability and responsibility for, any use by Buyer, Parent or any of their lenders or Representatives of any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Buyer or Parent or any of their lenders or Representatives. Nothing in this Section 3.27 shall prevent Buyer or Parent from bringing any claim for Fraud by Sellers. (b) Except for the representations and warranties made by Buyer and Parent in Article V, Sellers acknowledge that none of Buyer, Parent nor their Affiliates or any of their respective stockholders, members, Representatives or any other Person acting on their behalf makes, or will be deemed to have made, any other representations or warranties, whether express or implied, at law or in equity. Sellers specifically disclaim that they are relying upon or have relied upon any other representations and warranties, including in respect to the accuracy or completeness of any information, documents, projections, forecasts, plans or budgets of future revenues, expenses or expenditures, future results of operations, future cash flows or future financial condition (or any component thereof) or other material delivered to or made available to Sellers, their Affiliates or their respective Representatives in certain “data rooms” or management presentations or otherwise related to the Transaction, and acknowledges and agrees that Buyer, Parent and their Affiliates have specifically disclaimed any such other representations or warranties. (c) Without limiting the representations and warranties of Buyer or Parent contained herein, Sellers acknowledge and affirm that (i) they have conducted and completed their own investigation, analysis and evaluation of Buyer and Parent, (ii) they have made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of Buyer and Parent as they have deemed necessary or appropriate, and (iii) they have had the opportunity to request all information they have deemed relevant to the foregoing from Buyer and Parent and they have received responses they deem adequate and sufficient to conduct and complete their own investigation, analysis and evaluation of Buyer and Parent. ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS Each Seller, severally and not jointly, as to itself, represents and warrants to Buyer and Parent that the statements in this Article IV are true, complete and correct, subject, in any case, to the exceptions provided in the Disclosure Schedule: Section 4.1 Due Organization of Seller; Right to Sell. Such Seller has all requisite limited liability company or equivalent power and full legal right to enter into this Agreement and

55 each Ancillary Agreement to which such Seller is to be a party, to perform all of such Seller’s agreements and obligations hereunder or thereunder in accordance with its terms, and to sell to Buyer all of the Purchased Interests and the Blocker Interests owned by such Seller. This Agreement has been, and each Ancillary Agreement to which such Seller will be a party will be, duly executed and delivered by such Seller, assuming the due authorization, execution and delivery by the other parties hereto and thereto (other than such Seller) and constitutes or will constitute, as applicable, the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by the Enforceability Exception. Each Seller that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and each such Seller’s Organizational Documents (of which each such Seller is not in material violation) are in full force and effect. CH Seller has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. Section 4.2 Title to Purchased Interests and Blocker Interests; Liens. Such Seller has record and beneficial ownership of and good and valid title to the Purchased Interests and the Blocker Interests set forth opposite such Seller’s name in Section 4.2 of the Disclosure Schedule, free and clear of any Lien (other than restrictions on transfer under applicable securities Laws) and the Purchased Interests and the Blocker Interests held by such Seller constitute all of the Equity Interests in Company or the Blockers owned beneficially or held of record by such Seller as of the date of this Agreement. Upon the consummation of the Transaction, Buyer will acquire record and beneficial ownership of and good and valid title to all of the Purchased Interests and the Blocker Interests held by such Seller, free and clear of any Lien (other than restrictions on transfer under applicable securities Laws or any Lien applicable to the Company Interests or the Blocker Interests created or imposed by Buyer). Except as provided in this Agreement and as set forth in Section 4.2 of the Disclosure Schedule, such Seller is not party to or bound by any agreement or instrument affecting or relating to such Seller’s right to transfer or vote the Purchased Interests or the Blocker Interests owned by such Seller. Section 4.3 Non-Contravention. None of the execution, delivery or performance by such Seller of this Agreement and each Ancillary Agreement to which such Seller is a party, nor the consummation of the Transaction, will, with or without the giving of notice or the lapse of time or both, (i) contravene, conflict with, or result in a material violation of any Law or Order binding upon or applicable to such Seller or by which any property or asset of such Seller is bound or affected, (ii) materially violate any provision of the Organizational Documents of such Seller, each as amended to date and as currently in effect, (iii) (A) require any material consent or material approval under, (B) result in any material breach of or any material loss of any benefit under, (C) constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or (D) give to others any right of termination, vesting, amendment, acceleration or cancellation of, any right or obligation under any Contract, to which such Seller is a party or to which such Seller or any of its respective property is bound or affected, or (iv) result in the creation of any material Lien (other than a Permitted Lien) on any property or asset of such Seller. Section 4.4 Governmental Consents. Except for (i) compliance with the HSR Act or any other Filing made pursuant to any other Antitrust Law and (ii) Governmental Entity Approvals the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to

56 prevent, materially delay or materially impair the ability of the Sellers to consummate the Transaction, there are no Governmental Entity Approvals required in connection with the Sellers’ execution and delivery of this Agreement or any Ancillary Agreement to which the Sellers are party, the performance by each Seller of its respective obligations hereunder and thereunder and the consummation of the Transaction. Section 4.5 Litigation. No Action is pending or, to such Seller’s Knowledge, threatened, against such Seller with respect to such Seller’s execution, performance and delivery of this Agreement or any Ancillary Agreement to which such Seller is to be a party or the consummation by such Seller of the Transaction. No Action is pending or, to such Seller’s Knowledge, threatened against such Seller before any arbitrator or court or other Governmental Entity which (a) if adversely determined, would be reasonably likely to result in payments, penalties or fines payable by a Company Member, (b) challenges the validity of this Agreement or any Ancillary Agreement or any action taken or to be taken in connection herewith or therewith, or (c) if adversely determined, would reasonably be expected to prevent, materially delay or materially impair the ability of Sellers to consummate the Transaction. Section 4.6 Brokers. Other than UBS Securities LLC, there is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of such Seller that is entitled to any fee or commission in connection with the Transaction. Section 4.7 Securities Matters. Such Seller is receiving the Parent Common Stock representing the Aggregate Stock Consideration solely for the purpose of investment and not with a view to the sale or distribution of any part thereof in violation of the Securities Act. Such Seller understands and acknowledges that the Parent Common Stock representing the Aggregate Stock Consideration is not registered under the Securities Act, any applicable state securities Law or any applicable foreign securities Law, and that such shares of Parent Common Stock may not be transferred except pursuant to the Stockholder Agreement and the registration provisions of the Securities Act or applicable foreign securities Laws or pursuant to an applicable exemption therefrom and pursuant to state securities Laws as applicable. Such Seller is an “accredited investor” as such term is defined under Section 501 of Regulation D promulgated under the Securities Act. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT Buyer and Parent, jointly and severally, represent and warrant to the Sellers as follows: Section 5.1 Due Organization of Buyer and Parent. Each of Buyer and Parent is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. Each of Buyer and Parent is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties or assets owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary. All corporate actions taken

57 by Buyer and Parent in connection with this Agreement will be duly authorized on or prior to the Closing. Section 5.2 Power and Authority of Buyer and Parent. Each of Buyer and Parent has the requisite power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the Transaction. The execution and delivery by Buyer and Parent of this Agreement and each Ancillary Agreement to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation of the Transaction, have been duly authorized by all requisite action on the part of Buyer and Parent. This Agreement has been duly executed and delivered by Buyer and Parent and, assuming the due authorization, execution and delivery by each other Party, this Agreement constitutes a legal, valid and binding obligation of Buyer and Parent, enforceable against Buyer and Parent in accordance with its terms, except as such enforceability may be limited by the Enforceability Exception. Section 5.3 Non-Contravention; Governmental Consents. (a) None of the execution, delivery or performance by Buyer or Parent of this Agreement and each Ancillary Agreement to which Buyer or Parent, as applicable, is a party, nor the consummation of the Transaction, will, with or without the giving of notice or the lapse of time or both, (i) contravene, conflict with, or result in a material violation of any Law or Order binding upon or applicable to Buyer or Parent or by which any property or asset of Buyer or Parent is bound or affected, (ii) materially violate any provision of the Organizational Documents of Buyer or Parent, as amended to date and as currently in effect, (iii) (A) require any material consent or material approval under, (B) result in any material breach of or any material loss of any benefit under, (C) constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or (D) give to others any right of termination, vesting, amendment, acceleration or cancellation of, any right or obligation under any Contract, to which Buyer or Parent is a party or to which Buyer or Parent or any of their respective property is bound or affected, or (iv) result in the creation of any material Lien (other than a Permitted Lien) on any property or asset of Buyer or Parent. (b) Except for (i) compliance with the HSR Act or any other Filing made pursuant to any other Antitrust Law, (ii) Governmental Entity Approvals, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Buyer or Parent to consummate the Transaction and (iii) approval by NYSE of a Supplemental Listing Application for the Parent Common Stock representing the Aggregate Stock Consideration, there are no Governmental Entity Approvals required in connection with Buyer’s execution and delivery of this Agreement or any Ancillary Agreement to which Buyer or Parent is party, the performance by Buyer or Parent of its obligations hereunder and thereunder and the consummation of the Transaction. Section 5.4 Brokers. Except as set forth on Section 5.4 of the Buyer Disclosure Schedule, none of Buyer, Parent or any of its Affiliates has retained, utilized or been represented

58 by, or has any Liability or obligation to pay fees or commissions to, any broker, finder or agent in connection with the Transaction. Section 5.5 Issuance of Parent Common Stock. Upon issuance of the shares of Parent Common Stock representing the Aggregate Stock Consideration in accordance with the terms of this Agreement, the Aggregate Stock Consideration, will be duly and validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof (other than those arising from applicable securities Laws) and will be issued in compliance with applicable federal and state securities Laws, with the holders being entitled to all rights accorded to a holder of Parent Common Stock. Section 5.6 SEC Documents; Financial Statements. (a) Except as set forth on Section 5.6 of the Buyer Disclosure Schedule, during the two years prior to the date hereof, Parent has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “1934 Act”), together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 as amended (the “Sarbanes-Oxley Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). Parent has delivered or has made available to Company true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. Subject to the subsequent filing of an amendment to an SEC Document with the SEC prior to the date of this Agreement, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Documents or in Section 5.6 of the Buyer Disclosure Schedule as of the date of this Agreement, (i) to Buyer’s Knowledge, none of the SEC Documents is the subject of ongoing SEC review, and (ii) Parent has not received any comments from the SEC with respect to any of the SEC Documents which remain unresolved, nor has it received any inquiry or information request from the SEC as of the date of this Agreement as to any matters affecting Parent that have not been addressed. Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act. (b) As of their respective dates, the financial statements of Parent included in the SEC Documents (the “Parent Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The Parent Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Parent as

59 of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by Parent or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by Parent on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board. Parent is not currently contemplating amending or restating, nor is Parent aware of any fact or circumstance which would require it to amend or restate, any of the Parent Financial Statements, and Parent has not been informed by its independent accountants that they recommend that Parent amend or restate any of the Parent Financial Statements or that there is any need for Parent to amend or restate any of the Parent Financial Statements. Parent has engaged Grant Thornton LLP to audit the consolidated financial results for Parent and its Subsidiaries. (c) Parent has established and maintains a system of internal control over financial reporting (as defined in Rules 13a–15 and 15d–15 of the 1934 Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting. Parent (i) has designed and maintains disclosure controls and procedures (as defined in Rules 13a–15 and 15d– 15 of the 1934 Act) to provide reasonable assurance that all material information required to be disclosed by Parent in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Parent management as appropriate to allow decisions regarding required disclosure and (ii) has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s outside auditors and the audit committee of the board of directors of Parent (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent internal control over financial reporting. During the two years prior to the date hereof, any material change in internal control over financial reporting required to be disclosed in any SEC Document has been so disclosed. During the two years prior to the date hereof, each of the principal executive officer and principal financial officer of Parent (or each former principal executive officer and principal financial officer of Parent, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NYSE and neither Parent nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications. (d) Except as disclosed in the SEC Documents, during the two years prior to the date hereof, neither Parent nor any of its Subsidiaries nor, to the Knowledge of Buyer, any Representative of Parent or any of its Subsidiaries has received any written (or to the Knowledge of Buyer, oral) complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls relating to the period that is during the two years prior to the date hereof, including any complaint, allegation, assertion or claim that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

60 (e) Neither Parent nor any Subsidiary of Parent is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement, including any Contract relating to any transaction or relationship between Parent or any Subsidiary of Parent, on the one hand, and any unconsolidated Affiliate of Parent or any Subsidiary of Parent, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off balance sheet arrangements, in each case where the result, purpose or effect of such Contract is to avoid public disclosure of any material transaction involving, or material liabilities of, Parent or any Subsidiary of Parent or any of their financial statements. Section 5.7 Conduct of Business. Neither Parent nor any of its Subsidiaries is in violation of any term under its applicable Organizational Documents. Neither Parent nor any of its Subsidiaries is in violation of any Law, judgment, decree or order or any statute, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries, and since the Lookback Date, neither Parent nor any of its Subsidiaries has conducted its business in violation of any of the foregoing. Without limiting the generality of the foregoing, Parent is in compliance with all federal and state securities Laws, including the rules, regulations or requirements of NYSE. To Buyer’s Knowledge, there are no facts or circumstances that would reasonably lead to delisting or suspension of the Parent Common Stock by NYSE in the foreseeable future. Since the date of the most recent Parent Financial Statements, neither Parent nor any of its Subsidiaries has entered into any transaction or any agreement to enter into a transaction to acquire, sell, lease, transfer, license, abandon or otherwise dispose of any material business of Parent or any of its Subsidiaries, or any material assets, except in the ordinary course of business consistent with past practices. During the two years prior to the date hereof, (a) the Parent Common Stock has been listed or designated for quotation on NYSE, (b) trading in the Parent Common Stock has not been suspended by the SEC or NYSE, (c) Parent has received no communication, written or oral, from the SEC or NYSE regarding the suspension or delisting of the Parent Common Stock from NYSE, which has not been publicly disclosed, and (d) Parent has not taken any action that is designed to terminate the registration of the Parent Common Stock under the 1934 Act. There is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or any of its Subsidiaries or to which Parent or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its Subsidiaries, any acquisition of property by Parent or any of its Subsidiaries or the conduct of business by Parent or any of its Subsidiaries as currently conducted. Section 5.8 Capitalization. (a) As of the date hereof, the authorized capital stock of Parent is as set forth on Section 5.8 of the Buyer Disclosure Schedule. Other than as disclosed on Section 5.8 of the Buyer Disclosure Schedule, there are (i) no securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent, and (ii) no options, warrants, or other rights to acquire from Parent, and no obligations of Parent to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent. (b) All of the outstanding capital stock of Parent are duly authorized and have been validly issued and are fully paid and nonassessable, and were issued in compliance with all

61 applicable federal and state securities Laws and are not subject to and were not issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the organizational documents of Parent or any Contract to which Parent is a party or otherwise bound. (c) Except as set forth on Section 5.8 of the Buyer Disclosure Schedule: (i) none of Parent’s or any of its Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by Parent or any of its Subsidiaries; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of Parent or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which Parent or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of Parent or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of Parent or any of its Subsidiaries; (iii) there are no agreements or arrangements with respect to the Parent Common Stock under which Parent or any of its Subsidiaries is (A) bound with respect to voting (including without limitation voting trusts or proxies), (B) obligated to register the sale of any of their securities under the Securities Act (other than the Stockholder Agreement), or (C) sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag- along” rights) any such securities; (iv) there are no outstanding securities or instruments of Parent or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Parent or any of its Subsidiaries is or may become bound to redeem a security of Parent or any of its Subsidiaries; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Aggregate Stock Consideration; and (vi) neither Parent nor any of its Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. (d) Parent has furnished to Company or filed on the EDGAR system true, correct and complete copies of Parent and Buyer’s articles of incorporation, each as amended and as in effect on the date hereof, and Parent and Buyer’s bylaws, each as amended and as in effect on the date hereof. Section 5.9 Absence of Certain Changes. Since the date of the most recent Parent Financial Statements to the date hereof, (a) there has not occurred any action, event, change, event, circumstance, development, occurrence or state of facts that constitutes a material adverse effect of Parent, (b) the business of Parent and its Subsidiaries has been conducted in the Ordinary Course of Business, except in connection with this Agreement and the Transaction, and (c) neither Parent nor any of its Subsidiaries has taken any actions that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent and its Subsidiaries, taken as a whole. Section 5.10 Litigation. No Action is pending or, to Buyer’s Knowledge, threatened against Parent or Buyer before any arbitrator or court or other Governmental Entity which (a) challenges the validity of this Agreement or any Ancillary Agreement or any action taken or to be

62 taken in connection herewith or therewith, or (b) would, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Buyer to consummate the Transaction. Section 5.11 Investment. Buyer is acquiring the Purchased Interests and the Blocker Interests for its own account as an investment without the present intent to sell, transfer or otherwise distribute the Purchased Interests or the Blocker Interests to any other Person. Each of Buyer and Parent has made, independently and without reliance on any of, the Blockers, Company or any of its Subsidiaries or the Sellers (except to the extent that Buyer has relied on the representations and warranties of the Sellers set forth in Article III and Article IV), its own analysis of the Purchased Interests, the Blocker Interests, and the Company Members. Parent and Buyer acknowledge that the Purchased Interests and the Blocker Interests are not registered pursuant to the Securities Act or any other securities law and that none of the Purchased Interests or the Blocker Interests may be transferred, except pursuant to an applicable exception under the Securities Act or the applicable securities law. Section 5.12 Solvency. Parent and its Subsidiaries, taken as a whole, are as of the date of this Agreement and immediately after giving effect to the Transaction on the Closing Date will be solvent and (a) be able to pay their debts as they become due, (b) own property that has a fair saleable value greater than the amounts required to pay their debts (including a reasonable estimate of the amount of all contingent liabilities) and (c) have adequate capital to carry on its business. No transfer of property is being made, and no obligation is being incurred, by Parent in connection with the Transaction with the intent to hinder, delay or defraud either present or future creditors of Parent. Section 5.13 United States Real Property Holding Corporation. Parent is not (and has not been within the applicable time period set forth in Code Section 897(c)) a “United States real property holding corporation” within the meaning of Code Section 897(c). Section 5.14 Customers and Suppliers. (a) None of the top ten customers of Parent and its Subsidiaries (including distributors), based on the dollar amount of consolidated revenues earned by Parent and its Subsidiaries for each of the two most recent fiscal years and for the current fiscal year, have terminated or materially and adversely modified its relationship with Parent or any of its Subsidiaries in the past 12 months and neither Parent nor any of its Subsidiaries have received any written, or to Parent’s Knowledge, oral notice that (x) any such customer has terminated, intends to terminate or materially and adversely modify its relationship with Parent or any of its Subsidiaries or (y) any such customer has requested a material decrease in the prices charged by Parent or any of its Subsidiaries, other than in the ordinary course of business consistent with past practices or pursuant to the terms of the underlying Contract; provided that the fact that any particular Contract or commitment with any such customer is scheduled to expire shall not, in and of itself, constitute notice of any of the foregoing matters. (b) None of the top ten vendors, suppliers, resellers, service providers or other similar business relation of Parent and its Subsidiaries, based on the dollar amount of consolidated amounts paid by Parent and its Subsidiaries for goods or services from such supplier for each of

63 the two most recent fiscal years and for the current fiscal year, have terminated or materially and adversely modified its relationship with Parent or any of its Subsidiaries in the past 12 months and neither Parent nor any of its Subsidiaries have received any written, or to Parent’s Knowledge, oral notice that (x) any such supplier has terminated, intends to terminate or materially and adversely modify its relationship with Parent or any of its Subsidiaries or (y) any such supplier has requested a material increase in the prices charged to Parent or any of its Subsidiaries, other than in the ordinary course of business consistent with past practices or pursuant to the terms of the underlying Contract; provided that the fact that any particular Contract or commitment with any such supplier is scheduled to expire shall not, in and of itself, constitute notice of any of the foregoing matters. Section 5.15 No Other Representations or Warranties; Non-Reliance; Investigation. (a) Except for the representations and warranties made by Parent and Buyer in this Article V (as modified by the Buyer Disclosure Schedule), (i) none of Parent, Buyer or their Affiliates or any of their respective stockholders, members or Representatives or any other Person acting on their behalf makes, or will be deemed to have made, and Sellers are not relying on and have not relied on, any other representations or warranties, whether express or implied, at law or in equity, and all other representations and warranties are specifically disclaimed, including in respect to the accuracy or completeness of any information, documents, projections, forecasts, plans or budgets of future revenues, expenses or expenditures, future results of operations, future cash flows or future financial condition (or any component thereof) or other material delivered to or made available to Sellers, their lenders or Affiliates or their respective Representatives in certain “data rooms” or management presentations or otherwise related to the Transaction and (ii) none of Parent, Buyer or their Affiliates or any of their respective stockholders, members or Representatives or any other Person acting on their behalf will have or be subject to any Liability or indemnification obligation to Sellers or any other Person resulting from the distribution to Sellers, or Sellers’ use of, any such materials. Except for the representations and warranties expressly and specifically set forth in this Article V (as modified by the Buyer Disclosure Schedule), Parent and Buyer hereby disclaims all Liability and responsibility for, or any use by Sellers or any of their lenders or Representatives of any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Sellers or any of their lenders or Representatives. Nothing in this Section 5.15 shall prevent Sellers from bringing any claim for Fraud by Parent or Buyer. (b) Except for the representations and warranties made by Sellers in Article III and in Article IV, Buyer acknowledges that none of the Company Members, the Sellers or their Affiliates or any of their respective stockholders, members, Representatives or any other Person acting on their behalf makes, or will be deemed to have made, any other representations or warranties, whether express or implied, at law or in equity. Buyer specifically disclaims that it is relying upon or has relied upon any other representations and warranties, including in respect to the accuracy or completeness of any information, documents, projections, forecasts, plans or budgets of future revenues, expenses or expenditures, future results of operations, future cash flows or future financial condition (or any component thereof) or other material delivered to or made available to Buyer or its lenders or their respective Representatives in certain “data rooms” or management presentations or otherwise related to the Transaction, and acknowledges and agrees that the Company Members, the Sellers and their respective Affiliates have specifically disclaimed any such other representations or warranties.

64 (c) Without limiting the representations and warranties of the Sellers contained herein, Buyer acknowledges and affirms that (i) it has conducted and completed its own investigation, analysis and evaluation of the Company Members, (ii) it has made all such reviews and inspections of the financial condition, business, results of operations, properties, assets and prospects of the Company Members as it has deemed necessary or appropriate, and (iii) it has had the opportunity to request all information it has deemed relevant to the foregoing from the Sellers and the Company Members and it has received responses it deems adequate and sufficient to conduct and complete its own investigation, analysis and evaluation of the Company Members. ARTICLE VI COVENANTS Section 6.1 Access. For a period of seven years following the Closing, Buyer will preserve and keep, or cause to be preserved and kept, all original books and records in respect of each Company Member in the possession of Buyer or its Affiliates, provided that in accordance with the Company Member’s current practices, such copies may be maintained in electronic or digital form. The Sellers, upon reasonable notice and for any reasonable business purpose, will have reasonable access during normal business hours to examine, inspect and copy such books and records during such seven year period. Sellers will bear all reasonable out-of-pocket costs and expenses incurred by Buyer or any Company Member in connection with Sellers’ requests for such access. Section 6.2 Public Disclosure. From and after the date hereof, any press release or any public disclosure, either written or oral, of the Transaction or negotiations related thereto to be made by Buyer, Parent, Company, the Sellers or any of their respective Representatives shall be jointly drafted and approved by Parent and the Sellers, which approvals will not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing or anything herein to the contrary, but subject in all respects to Section 6.8, nothing herein will prevent (a) a Seller or any of its Affiliates which is a private equity or other investment fund from making customary disclosures (which are made subject to customary confidentiality obligations), including the key economic terms of the Transaction and the return realized as a result thereof, to its current or prospective investors in connection with its normal fundraising and reporting activities, or (b) Buyer or Parent from making disclosures in any regulatory filing required under applicable Law. Section 6.3 Cooperation; Further Actions. Following the Closing, each of the Parties will, and will cause their respective Affiliates to, use commercially reasonable efforts to take or cause to be taken all actions, execute and deliver such additional instruments, documents, conveyances or assurances and to do or cause to be done all other things, necessary, proper or advisable, or otherwise reasonably requested by another Party, in order for such Party to fulfill and perform his, her or its obligations in respect of this Agreement and the Ancillary Agreements to which such Person is a party, or otherwise to consummate and make effective the Transaction and carry out the intent and purposes of this Agreement.

65 Section 6.4 Indemnification of Directors and Officers. (a) During the period ending six years after the Closing Date, Buyer will ensure that each Company Member fulfills its obligations to the present and former members of the governing body of such Company Member and present and former officers of each Company Member (the “Indemnified D&Os”) pursuant to the terms of each Company Member’s Organizational Documents, as the case may be, as in effect on the date hereof. (b) Prior to the Closing Date, but effective as of the Closing, the Company Members shall have obtained on behalf of each Company Member a prepaid directors’ and officers’ liability insurance policy or policies which policies provide such Indemnified D&Os with coverage for an aggregate period of not less than six years following the Closing Date with coverage in amount and scope at least as favorable as the existing coverage for such Company Member, with respect to claims arising from facts or events that occurred on or before the Closing Date, including with respect to the Transaction (collectively, the “Closing D&O Policies”). The premiums, costs and related expenses for procuring such Closing D&O Policies will be paid in full by Buyer at or prior to the Closing and such Closing D&O Policies will be non-cancelable. Buyer will, and will cause the Company Members to, maintain such Closing D&O Policies in full force and effect, and continue to honor the obligations thereunder, during the period for which they have been prepaid. In no event will Buyer be required to pay more than 250% of the current annual premium paid in respect of the Company Members’ existing directors’ and officers’ liability insurance coverage. (c) For a period of six years from the Closing Date, Buyer will cause, unless otherwise required by Law, the Organizational Documents of each Company Member to contain provisions no less favorable to the Indemnified D&Os with respect to limitation of liabilities of directors and officers and indemnification and advancement of expenses than are set forth in their respective Organizational Documents immediately prior to the Closing (the “Charter Indemnification Provisions”), which Charter Indemnification Provisions will not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnified D&Os. (d) In the event Buyer or any Company Member, or any of their respective successors or assigns (i) consolidates with or merges into any other Person and will not be the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision will be made so that such continuing or surviving entity or transferee of such assets, as the case may be, will assume all of the obligations set forth in this Section 6.4. (e) The terms and provisions of this Section 6.4 are intended to be in addition to the rights otherwise available to the Indemnified D&Os by applicable Law, the applicable Company Member’s Organizational Documents or other Contract, as applicable, and will operate for the benefit of, and will be enforceable by, the Indemnified D&Os and their respective heirs and Representatives, each of whom is an intended third party beneficiary of this Section 6.4.

66 Section 6.5 Employee Matters. (a) Through December 31, 2024 (or, if earlier, through the date of termination of employment of the applicable Company Employee), Buyer will provide, or cause to be provided, to each employee of Company or any of its Subsidiaries who continues to be employed by Company or any of its Subsidiaries at the Closing (each, a “Company Employee”) with (i) salary, wages and cash bonus opportunity that are substantially similar, in the aggregate, to the salary, wages and cash bonus opportunity provided to such Company Employee immediately before the Closing and (ii) employee retirement and other benefits that are substantially similar, in the aggregate, to the employee retirement and other benefits provided to each such Company Employee immediately before the Closing. For the purposes of this subsection (a), salary and wages shall not include equity-based compensation and deferred compensation. Through December 31, 2024, Buyer will provide, or cause to be provided, to each Company Employee severance benefits that are substantially similar to such benefits of Company and its Subsidiaries (taking into account such Company Employee’s service as required pursuant to Section 6.5(b) below, to the extent applicable). Notwithstanding anything contained herein to the contrary, with respect to any Company Employees who are based outside of the United States, Buyer’s obligations under this Section 6.5 will be in addition to, and not in contravention of, any obligations under the Laws of the foreign countries and political subdivisions thereof in which such Company Employees are based. (b) For purposes of vesting, eligibility to participate, level of benefits and benefit accruals under the employee benefit plans of Buyer and its Subsidiaries providing benefits to any Company Employee after the Closing Date (the “New Plans”), each Company Employee will be credited with his or her years of service with Company and its ERISA Affiliates or predecessors before the Closing Date, to at least the same extent as such Company Employee was entitled, before the Closing Date, to credit for such service under any similar employee benefit plan of Company or any of its Subsidiaries in which such Company Employee participated or was eligible to participate immediately prior to the Closing, provided that the foregoing, will not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Company Employee will be immediately eligible to participate, without any waiting time, in any and all New Plans and (ii) for purposes of each New Plan providing welfare benefits to any Company Employee, Buyer will cause all pre-existing condition limitations or exclusions and actively-at-work requirements of such New Plan to be waived for such Company Employee and his or her spouse and covered dependents, and Buyer will cause any eligible expenses incurred by such Company Employee and his or her spouse and covered dependents during the portion of the plan year of any corresponding Company Benefit Plan ending on the date such Company Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her spouse and covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Buyer will, or will cause its Subsidiaries or Affiliates to, credit each Company Employee with the accrued and unused vacation, personal and sickness days to which such Company Employee is entitled through the Closing Date. (c) To the extent that any bonus amounts under any cash bonus, sales and other cash incentive plans of Company and its Subsidiaries (“Bonus Amounts”) with respect to a

67 performance period completed prior to the Closing remain unpaid as of the Closing Date, Buyer will cause all such Bonus Amounts to be calculated and paid in the ordinary course to the eligible employees of Company and its Subsidiaries. Buyer will cause all Bonus Amounts with respect to the performance period in which the Closing occurs to be calculated pursuant to the applicable plans in place pre-Closing and paid in the ordinary course to the eligible employees of Company and its Subsidiaries when payable pursuant to the terms thereof. (d) Nothing contained in this Section 6.5 or any other provision of this Agreement, express or implied, is intended to confer upon any Company Employee any right to continued employment for any period or continued receipt of any specific benefit or compensation, or constitutes an establishment of or amendment to or any other modification of any Company Benefit Plan. Further, this Section 6.5 is binding upon and will inure solely to the benefit of the Parties, and nothing in this Section 6.5, express or implied, is intended to confer upon any other Person (including any Company Employee) any rights or remedies of any nature (including third- party beneficiary rights under this Agreement) whatsoever under or by reason of this Section 6.5. Section 6.6 Tax Matters. (a) Transfer Taxes. Buyer will pay all transfer, documentary, sales, use, stamp, registration and other such non-income Taxes incurred in connection with the purchase and sale of the Purchased Interests, the CH Blocker Interests, the Tire Blocker Stock and the Marastar Blocker Stock (“Transfer Taxes”) pursuant to this Agreement, and Buyer will be responsible for the preparation and filing of any Tax Returns with respect to such Taxes. (b) Limitations on Certain Tax Actions. (i) From the Closing until the date on which Final Purchase Price is finally determined pursuant to Section 2.4, Buyer will not, and Buyer will cause the Company Members not to, without the prior written consent of the Sellers, (A) file (other than in accordance with Section 6.6(c)), amend, re-file, change or otherwise modify any Tax Returns of any Company Member for any Pre-Closing Tax Period or any Straddle Period, or (B) make any material Tax election that has retroactive effect to any Pre-Closing Tax Period or any Straddle Period that is inconsistent with the past practice of the Company Members (including any election under Section 338 or Section 336(e) of the Code with respect to the purchase and sale of the Purchased Interests, the CH Blocker Interests, the Tire Blocker Stock or the Marastar Blocker Stock or the deemed purchase and sale for federal Income Tax purposes of Equity Interests of CH Blocker, CFI or CEI), except that, notwithstanding any other contrary provision in this Section 6.6(b)(i), Buyer may cause any eligible Company Member to make an election under Code Section 754, in Buyer’s sole discretion. (ii) Buyer will not, nor will Buyer cause the Company Members (and such Company Member’s “partnership representative” (as defined in Code Section 6223), if any) to, make any elections under Section 6226 or 6225(c) of the Code with respect to Company or any of its Subsidiaries for any Pre-Closing Tax Period or any Straddle Period without the prior written consent of the Sellers.

68 (iii) Notwithstanding anything contrary in this Agreement, Section 6.6(f) shall exclusively govern any Public Notice 7 Filings. (c) Preparation and Filing of Tax Returns. (i) The Sellers will have the right, at their cost and expense, to prepare all Income Tax Returns of the Company Members (including all IRS Forms 1065 and corresponding Schedules K-1 of Company and any Subsidiary of Company treated as a partnership for U.S. federal Income Tax purposes) for all Pre-Closing Tax Periods that are required to be filed after the Closing Date (including extensions), and Buyer will prepare any such Tax Return that the Sellers do not elect to prepare. All such Tax Returns will be prepared in a manner consistent with past practice of the applicable Company Member, except as otherwise required by applicable Law. (ii) Buyer will have the right, at its cost and expense, to prepare all Income Tax Returns of the Company Members (including all IRS Forms 1065 and corresponding Schedules K-1 of Company and any Subsidiary of Company treated as a partnership for U.S. federal Income Tax purposes) for any Straddle Periods that are required to be filed after the Closing Date (including extensions). All such Tax Returns will be prepared in a manner consistent with past practice of the applicable Company Member, except as otherwise required by applicable Law; provided, however, that (i) in connection with the preparation of the IRS Form 1065 (or any analogous state or local Tax Return) of Company for a Straddle Period, the Parties agree that the interim closing of the books methodology with calendar day convention under Treasury Regulations Section 1.706-4 will be selected and (ii) to the maximum extent permitted by applicable Law determined on a “more likely than not” basis, all items of loss or deduction resulting from or attributable to the payment or satisfaction of Closing Company Indebtedness and Transaction Expenses (collectively, “Transaction Tax Deductions”) will be reported on Tax Returns for Pre-Closing Tax Periods or, in the case of any Transaction Tax Deductions reported on any Tax Return for a Straddle Period, such deductions will be treated as arising in the portion of such Straddle Period ending on the Closing Date. (iii) Taxes other than Income Taxes for a Straddle Period of a Company Member shall be allocated to the pre-Closing and post-Closing portions of such Straddle Period based on a daily proration of such Taxes for the entire Straddle Period. For purposes of this Section 6.6(c)(iii), the Sellers’ allocable share of the Tax incurred during a Straddle Period shall equal the Tax liability for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the pre-closing portion of the Straddle Period ending on the Closing Date and the denominator is the number of days in the entire Straddle Period. (iv) The Party that prepares a Tax Return pursuant to this Section 6.6(c) will provide a draft of such Tax Return to the other Party not less than 30 days prior to the due date (including extensions) for such Tax Return and such Tax Return will be revised to reflect any reasonable comments provided in writing by such other Party to the preparing Party not less than 15 days after receiving such draft Tax Return.

69 (v) Except as provided in Section 6.6(c)(i), Buyer shall prepare all other Tax Returns of Company for any Pre-Closing Tax Period and Straddle Period. (vi) Buyer will timely file or cause to be timely filed all Tax Returns prepared pursuant to this Section 6.6(c). Buyer shall not be liable for any delay in filing any Tax Returns prepared by Sellers under this Section 6.6(c) if Sellers do not provide the completed return to Buyer at least ten (10) days prior to the due date of such Tax Return (including extensions). (vii) For the avoidance of doubt, any Public Notice 7 Filings and any amendments, modifications, supplements, updates or revocations thereof shall be governed exclusively by Section 6.6(f) and not this Section 6.6(c). (d) Tax Elections. (i) For any Tax Returns filed by Sellers under Section 6.6(c), Sellers shall not permit any Company Member to make an FTE Election for any Tax period. (ii) For any Tax Returns filed by Sellers under Section 6.6(c), Sellers shall not allow any Company Member to revoke or change any Code Section 754 election . (iii) Subject to Section 6.6(b)(ii), with respect to Company and any other applicable Company Member, Buyer shall have the right to appoint each such Company Members’ “partnership representative” (as defined in Code Section 6223) for each Company’s taxable year which includes the Closing Date. (e) Cooperation. Buyer, the Company Members and the Sellers (and, in each case, their respect Affiliates) will cooperate fully, as and to the extent reasonably requested by any other party, in connection with the filing of Tax Returns, any Tax Proceedings or other Tax-related claims. Such cooperation will include providing records and information that are reasonably relevant to any such matters, making employees available on a mutually convenient basis to provide additional information and explaining any materials provided pursuant to this Section 6.6(e). Subject to the express limitations in this Agreement, Buyer shall have the right to control any Tax Proceeding with respect to any Pre-Closing Tax Period or any Straddle Period and shall be able to compromise or settle any such Tax Proceeding in its sole discretion. (f) Intended Tax Treatment. For U.S. federal (and applicable state and local) Income Tax purposes, the parties intend that (i) the portion of the Purchase Price allocable to Buyer’s purchase of the Tire Blocker Stock and the Marastar Blocker Stock shall each be treated as a purchase of corporate shares within the meaning of Section 1001(a) of the Code and the Treasury Regulations thereunder, (ii) the portion of the Purchase Price allocable Buyer’s purchase of the Purchased Interests pursuant to Section 2.5 and the Allocation Schedule shall be treated as a purchase of partnership interests of Company from CH Seller by Buyer within the meaning of Section 741 of the Code, and (iii) Company will not terminate by virtue of the Transaction and will be treated as continuing for purposes of Section 708 of the Code and the Treasury Regulations thereunder. The Parties will, and will cause their respective Affiliates to, file all Tax Returns consistent with the tax treatment set forth in this Section 6.6(f) and will not, and will cause their respective Affiliates not to, take any position on any Tax Return, in any Tax Proceeding or

70 otherwise before any Tax Authority that is inconsistent with Section 6.6(f), in each case, unless, and only to the extent, otherwise required by applicable Law. (g) Public Notice 7 Filings. (i) CH Seller shall timely make (or cause to be made) within thirty (30) days of the date of this Agreement relevant disclosure with the relevant Tax Authorities permitted to be made under Public Notice 7 in connection with the sale and purchase of the Purchased Interests pursuant to this Agreement (a “Public Notice 7 Filing”). At least ten (10) days prior to submitting the Public Notice 7 Filing, CH Seller shall provide Buyer with a substantially final draft of such Public Notice 7 Filing materials. If Buyer has any comments with respect to such Public Notice 7 Filing, it shall notify CH Seller (by written notice within five (5) days of receipt of such Public Notice 7 Filing) thereof of such comments, and CH Seller shall consider in good faith all reasonable comments of Buyer with respect to such Public Notice 7 Filing. If Buyer does not provide comments in written notice within such period, such Public Notice 7 Filing shall be deemed to be accepted and agreed upon for purposes of this Section 6.6(f). CH Seller shall file (or cause to be filed) such Public Notice 7 Filing and, as soon as reasonably practicable after making such filing, shall provide Buyer with a copy of the acknowledgment receipt stamped or other evidence to the extent available, if any, including accurate descriptions of any oral or other communication with such relevant PRC Tax Authority that such Public Notice 7 Filing has been duly made. (ii) CH Seller shall have the responsibility to communicate with the relevant Tax Authorities in connection with the Public Notice 7 Filing and the transactions contemplated by this Agreement (including with respect to any information requests, claims, assessments, audits, litigation, proceedings, or similar events with respect to the transactions contemplated by this Agreement, and with respect to the negotiation and settlement of the amount of any Tax assessed and/or determined by the relevant Tax Authorities under Public Notice 7). Buyer shall provide CH Seller all assistance and information as is reasonably required by CH Seller in relation to any Public Notice 7 matters with respect to this Agreement, and CH Seller shall keep Buyer reasonably informed of the status and progress of any Public Notice 7 Filing and subsequent related events. (iii) In the event that any relevant Tax Authority finally determines and assesses any Tax with respect to the indirect transfer pursuant to this Agreement of any Company Member incorporated or organized in the PRC in accordance with Public Notice 7, and such determination is not appealable or CH Seller elects to forgo further appeals, CH Seller shall prepare the relevant Tax Returns and pay the applicable Tax assessed under Public Notice 7. CH Seller shall provide Buyer with reasonable evidence or other correspondence with the Tax Authority including a copy of the Tax Return and Tax payment receipt provided by the applicable Tax Authority, that the applicable Tax assessed under any Public Notice 7 Filing has been paid as soon as reasonably practicable after making such payment. (iv) Any amendments, modifications, supplements, updates or revocations to any Public Notice 7 Filing shall be the responsibility of CH Seller and CH Seller shall keep Buyer reasonably informed of the status and progress of any such amendment, modification, supplement, update or revocation to any Public Notice 7 Filing; provided, however,

71 prior to any such action, CH Seller shall provide to Buyer a substantially final draft of any such amendment, modification, supplement, update or revocation for Buyer’s review and comments, and CH Seller shall consider in good faith all reasonable comments of Buyer received within a timely manner with respect to any such amendment, modification, supplement, update or revocation. CH Seller shall provide Buyer with reasonable evidence, to the extent available, that any such amendment, modification, supplement, update or revocation has been duly made as soon as reasonably practicable after taking such action. (v) Notwithstanding anything to the contrary set forth herein, if CH Seller fails to make the Public Notice 7 Filing as set forth in this Section 6.6(g), Buyer shall have the right, but not the obligation, to make such Public Notice 7 Filing to the applicable Tax Authority within 30 days from the date of this Agreement. Buyer shall provide CH Seller with substantially final drafts of such Public Notice 7 Filing materials, and keep CH Seller reasonably informed of the status and progress of any Public Notice 7 Filing and subsequent related events. CH Seller shall have right to attend any meeting with the Tax Authority associated with the Public Notice 7 Filing, and remain liable for relevant Tax payments and Sellers shall reimburse Buyer for all reasonable costs (including attorneys, other professional fees and government charges) in connection therewith (h) Certain 2023 Income Tax Matters. (i) Notwithstanding anything contained herein to the contrary: (A) If, on or prior to the Final Purchase Price being determined in accordance with Section 2.4, any applicable state and local Income Tax Return for the Company or any of its Subsidiaries, or any applicable Income Tax Return for any non-U.S. Subsidiary of the Company, in each case, for the taxable year ending on December 31, 2023, as originally filed pursuant to Section 6.6(c)(i) of this Agreement (each a “2023 Pre-Closing Income Tax Return”) reflects an overpayment of Income Taxes, any such overpayment shall be paid (or caused to be paid) by Buyer to Sellers promptly following the receipt by Buyer of such Tax refund from the applicable Governmental Entity (including by way of being credited for such Tax refund); and (B) If, on or prior to the Final Purchase Price being determined in accordance with Section 2.4, any 2023 Pre-Closing Income Tax Return reflects an underpayment of Income Taxes for such Tax year, any such underpayment shall be paid (or caused to be paid) by Sellers to Buyer promptly following the filing of such 2023 Pre-Closing Income Tax Return. (ii) The Parties will cooperate fully in good faith, as and to the extent reasonably requested by any other party for purposes of carrying out each Parties respective obligations pursuant to this Section 6.6(h), including the prompt filing for Tax refunds.

72 (iii) Any amounts payable pursuant to this Section 6.6(h) (x) shall not be made if and to the extent any such amount has otherwise specifically been taken into account in the determination of the Purchase Price pursuant to this Agreement; (y) shall not be further adjusted as a result of any Tax Proceeding or other similar adjustment; and (z) shall be treated for purposes of this Agreement as adjustment to the Purchase Price for federal income (and other applicable) Tax purposes, unless, and only to the extent, otherwise required by applicable Law. Section 6.7 Representation and Warranty Insurance. Buyer may elect to obtain a buy- side representations and warranties insurance policy for its benefit (and its sole cost and expense) in respect of the Transaction (the “R&W Insurance Policy”). If Buyer obtains an R&W Insurance Policy, Buyer will confirm that the R&W Insurance Policy includes a provision stating that the insurer(s) thereunder (the “R&W Insurer”) will not receive and will irrevocably and unconditionally waive, and agree not to bring any action, or pursue or exercise, directly or indirectly, any and all rights and claims of subrogation, contribution, indemnification, recourse and any other rights and claims of recovery against the Sellers and their respective past, present or future direct or indirect shareholders, members, directors, officers, employees, partners, heirs, agents or Representatives (collectively, the “Seller R&W Parties”), except that the R&W Insurer may receive rights of subrogation against the Sellers in the event and to the extent that a payment under the R&W Insurance Policy arose out of Fraud by the Sellers, and then only against such Seller that committed the Fraud (and only to the extent of such Seller’s Liability); provided, that the Fraud of any Person will not be imputed to any other Person. Buyer will ensure that the R&W Insurance Policy (a) includes a provision stating that the Seller R&W Parties are express and intended third party beneficiaries of the R&W Insurance Policy, (b) will not be amended, waived or otherwise modified or revised in any way that adversely affects any of the Seller R&W Parties without prior written consent of the Sellers, and (c) does not require Buyer or any of its Affiliates to make or bring any proceeding against any Seller R&W Party in respect of any breach of a representation or warranty by Sellers in this Agreement or any Ancillary Agreement (other than in the case of Fraud by the Sellers). Within five (5) Business Days of the Closing Date, Sellers shall deliver, or shall cause to be delivered, to Buyer two (2) or more portable “thumb drives” in PC- readable format, that contain readable, working Adobe or other (i.e., Microsoft Office) portable document format files that set forth a complete and accurate set of documents made available, provided or delivered to Buyer prior to the Closing through the Data Room. Section 6.8 Form 8-K Filing. As promptly as practicable after the execution of this Agreement, Parent shall file with the SEC, a Current Report on Form 8-K pursuant to the 1934 Act to report the execution of this Agreement and the consummation of the Transaction in form and substance mutually agreed upon by Parent and Company prior to the Closing (“Transaction Form 8-K”). Parent shall prepare and use reasonable best efforts to provide the Transaction Form 8-K to Company for review at least five (5) Business Days prior to the Closing Date (but in any event shall provide to Company for review at least two (2) Business Days prior to the Closing Date). Prior to the Closing, Parent and Company shall prepare the press release announcing the consummation of the Transaction (“Press Release”). Section 6.9 NYSE Listing. Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable under applicable Laws and the rules and policies of NYSE and the SEC to enable the listing of the shares

73 of Parent Common Stock representing the Aggregate Stock Consideration on NYSE no later than the Closing Date, subject to official notice of issuance. Section 6.10 Stockholder Agreement. At the Closing, Parent and the Sellers shall enter into the Stockholder Agreement. Section 6.11 Release. (a) Effective as of the Closing, except with respect to each Seller’s rights or obligations arising under this Agreement or any Ancillary Agreement, each Seller on behalf of itself and such Seller’s Affiliates, successors and assigns (each, a “Seller Releasing Party”), hereby absolutely, unconditionally and irrevocably releases and forever discharges the Company Members and their respective past, present and future directors, managers, members, equityholders, officers, employees, agents, Affiliates, attorneys, representatives, successors and assigns, from any and all Actions (including any derivative claim on behalf of any Person) and Liabilities, at law or in equity, in contract or tort, of any nature whatsoever, whether known or unknown, suspected or unsuspected, previously, now or hereafter arising (collectively, “Causes of Action”), in each case, arising out of, relating to or against any of the Company Members, in respect of any and all Contracts or Liabilities entered into or incurred on or prior to the Closing Date, or in respect of any event occurring or circumstances existing on or prior to the Closing Date, whether or not relating to claims pending on, or asserted after, the Closing Date; provided that such Causes of Action shall not include (i) coverage or indemnification to the extent provided for in Section 6.4, (ii) any claims by a Seller Releasing Party pursuant to this Agreement or any Ancillary Agreement, (iii) claims in respect of Fraud, (iv) coverage under any directors and officers liability insurance policy maintained by a Company Member or (v) any right where a waiver is expressly prohibited by applicable Law. (b) Effective as of the Closing, except with respect to Buyer’s rights or obligations arising under this Agreement or any Ancillary Agreement, Buyer on behalf of itself and its Affiliates, successors and assigns (each, a “Buyer Releasing Party”), hereby absolutely, unconditionally and irrevocably releases and forever discharges the Sellers and their respective past, present and future directors, managers, members, shareholders, officers, employees, agents, Affiliates, attorneys, representatives, successors and assigns, from any and all Causes of Action, in each case, arising out of, relating to or against any of the Company Members (including, for the avoidance of doubt, with respect to the Purchased Interests and Blocker Interests) in respect of any and all Contracts or Liabilities entered into or incurred on or prior to the Closing Date, or in respect of any event occurring or circumstances existing on or prior to the Closing Date, whether or not relating to claims pending on, or asserted after, the Closing Date; provided that such Causes of Action shall not include (i) any claims by a Buyer Releasing Party pursuant to this Agreement or any Ancillary Agreement, (ii) claims in respect of Fraud or (iii) any right where a waiver is expressly prohibited by applicable Law (c) Each of the Seller Releasing Parties and Buyer Releasing Parties is aware that it may hereafter discover facts in addition to or different from those it now knows or believes to be true with respect to the release provided for in this Section 6.11, however, it is the intention of each such Person that such release shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to in this Section 6.11.

74 ARTICLE VII MISCELLANEOUS Section 7.1 Amendment and Waivers. This Agreement may not be amended, modified or supplemented except upon the execution and delivery of a written agreement executed by the Parties and specifically referencing this Agreement. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. Section 7.2 Survival. The Parties, intending to modify any applicable statute of limitations, agree that the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement (including in Article III, Article IV and Article V) will terminate effective as of the Closing and will not survive the Closing. No covenant or agreement contained herein that is to be performed on or prior to the Closing will survive the Closing. Any covenant and agreement and any group of related covenants and agreements to be performed, in whole or in part, after the Closing will survive the Closing in accordance with its terms. Section 7.3 Expenses. Except as otherwise specifically provided herein, all fees, costs and expenses (including all legal, accounting, broker, finder and investment banker fees) incurred in connection with this Agreement and the Transaction are to be paid by the Party incurring such fees, costs and expenses. Section 7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and sent by electronic mail, by nationally recognized overnight courier service or by registered mail and will be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in this Section 7.4 prior to 5:00 p.m. (New York City time) on a Business Day and a copy is sent on such Business Day by nationally recognized overnight courier service, (b) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the email address specified in this Section 7.4 later than 5:00 p.m. (New York City time) on any date and earlier than 12:00 midnight (New York City time) on the following Business Day and a copy is sent no later than such following Business Day by nationally recognized overnight courier service, (c) on the date delivery is promised by the overnight courier service, if sent by nationally recognized overnight courier service (other than in the cases of clauses (a) and (b) above), or (d) upon actual receipt by the party to whom such notice is required to be given if sent by registered mail. The address for such notices and communications will be as follows: (i) if to Buyer or Parent or, after the Closing, Company, to: Titan International, Inc. 1525 Kautz Road Suite 600 West Chicago, Illinois 60185 Attention: Michael G. Troyanovich, General Counsel Email: mike.troyanovich@titan-intl.com

75 with a copy to: Bodman PLC 1901 St. Antoine Street 6th Floor at Ford Field Detroit, Michigan 48226 Attention: Robert J. Diehl, Jr. Gene P. Bowen Email: rdiehl@bodmanlaw.com Email: gbowen@bodmanlaw.com (ii) if to the Sellers, or, prior to the Closing, Company, to: American Industrial Partners 450 Lexington Avenue, 40th floor New York, New York 10017 Attn: Joel Rotroff; General Counsel Email: jrotroff@americanindustrial.com; notices@americanindustrial.com with a copy to: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 Attention: Justin A. Macke; MK (Mee Kyung) Han Email: jmacke@sidley.com; mhan@sidley.com Section 7.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Signatures to this Agreement transmitted by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature. Section 7.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the Disclosure Schedule) and the Ancillary Agreements (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter thereof and (b) except as set forth in this Agreement, including Section 6.4, is not intended to and will not confer upon any Person other than the Parties and their permitted assigns any rights, benefits or remedies of any nature whatsoever. Section 7.7 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in

76 any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other Governmental Entity declares that any term or provision of this Agreement is invalid, void or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible and the Parties agree that the court making such determination will have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. Section 7.8 Governing Law; Consent to Jurisdiction. This Agreement, and all matters arising out of or relating to this Agreement and the Transaction or in connection with any matter which is the subject of this Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, will be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely in such state (without giving effect to the conflict of laws provisions thereof). The Parties hereby irrevocably submit to the exclusive jurisdiction of the Delaware Court of Chancery or any applicable state appellate court therefrom within the State of Delaware, or in the event (but only in the event) such courts do not have subject matter jurisdiction over a given matter, any federal court within the State of Delaware, or in the event (but only in the event) such courts do not have subject matter jurisdiction over a given matter, any state court within the State of Delaware (collectively, the “Chosen Courts”) over any action arising out of or in connection with this Agreement or the Transaction or related to any matter which is the subject of this Agreement and each Party hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such courts. The Parties hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of such action brought in such court or any claim that such action brought in such court has been brought in an inconvenient forum. Each of the Parties agrees that a judgment in such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by any applicable Law. Each of the Parties hereby irrevocably consents to process being served by any party to this Agreement in any action by delivery of a copy thereof in accordance with the provisions of Section 7.4 and consents to the exercise of jurisdiction of the Chosen Courts over it and its properties with respect to any action, suit or proceeding arising out of or in connection with this Agreement or the Transaction or the enforcement of any rights under this Agreement. Section 7.9 Assignment. This Agreement will be binding upon, and will be enforceable by and inure solely to the benefit of, the Parties and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights or obligations of any Party may be assigned or delegated by such Party without the prior written consent of the other Parties; provided, that no assignment pursuant to this Section 7.9 will limit any Party’s obligations hereunder. Any attempted assignment or delegation of this Agreement or any of such rights or obligations by any Party in violation of this Agreement will be void and of no effect. Notwithstanding the foregoing, Buyer may assign its rights under this Agreement, in whole or in part, without the prior written consent of the other Parties, to any lender of Buyer or any Affiliate of Buyer as collateral security for borrowings in connection with the transactions that are the subject of this Agreement. Section 7.10 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance

77 with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such breach. It is accordingly agreed that: (a) Buyer and Parent (on behalf of themselves and the Company Members) will be entitled to an injunction, specific performance and other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Sellers and to enforce specifically all of the terms and provisions hereof, and (b) the Sellers will be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches by Buyer or Parent. The Sellers, on the one hand, and Buyer and Parent, on the other hand, hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of the provisions of this Agreement identified above in this Section 7.10 by such Party. Appropriate injunctive relief will, however, be cumulative and not exclusive and will be in addition to any other remedies which a Party may have under this Agreement. Section 7.11 Non-Recourse. Notwithstanding any other provision of this Agreement or any rights of a Party at Law or in equity, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement or the Transaction may only be brought against, the Persons that are expressly Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Section 7.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION OF THIS AGREEMENT, THE PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTION. Section 7.13 Legal Representation. (a) Buyer agrees that, as to all communications between and among all counsel for the Sellers (including Fredrikson & Byron, P.A., Ropes & Gray LLP, Baker Botts LLP and Sidley Austin LLP) and the Company Members or their respective Affiliates that relate in any way to the Transaction, in each case to the extent protectable under Model Rule of Professional Conduct 1.6 or other applicable Law governing privilege and client confidences (collectively, the “Privileged Communications”), the attorney-client privilege and the expectation of client confidence with respect to the Privileged Communications belongs to the Sellers and may be controlled by the Sellers and will not pass to or be claimed by Buyer or any of its respective Affiliates (including, following the Closing, the Company Members). The Privileged Communications are the property of the Sellers and, from and after the Closing, none of Buyer, its Affiliates (including, following the Closing, the Company Members) or any Person purporting to act on behalf of or through Buyer or its Affiliates will seek to obtain the Privileged Communications, whether by seeking a waiver of the attorney-client privilege or through other means. Buyer and its Affiliates (including, following the Closing, the Company Members), together with any of their respective Affiliates, successors or assigns, further agree that no such party may use or rely on any of the Privileged Communications in any action against or involving the Sellers or any of their respective Affiliates after the Closing. The Privileged Communications may be used by the Sellers or any of their respective Affiliates in connection with any dispute that relates to the Transaction or in connection with this Agreement or any of the Ancillary Agreements, which use shall constitute a waiver. Notwithstanding the foregoing, in the event that a dispute

78 arises between Buyer or any of its Subsidiaries and a third party (other than a party to this Agreement or any of its Affiliates) after the Closing, Buyer and its Subsidiaries may assert the attorney-client privilege to prevent disclosure of confidential communications by counsel to such third party; provided, that neither Buyer nor its Subsidiaries (including, following the Closing, the Company Members) may waive such privilege without the prior written consent of the Sellers. (b) Recognizing that Fredrikson & Byron, P.A., Ropes & Gray LLP, Baker Botts LLP and Sidley Austin LLP have acted as legal counsel to the Sellers, and may be deemed to have acted as legal counsel to the Company Members prior to Closing, and that Fredrikson & Byron, P.A., Ropes & Gray LLP, Baker Botts LLP and Sidley Austin LLP intend to act as legal counsel to the Sellers after the Closing, the Parties acknowledge that the Company Members have waived, on their own behalf, and Buyer hereby waives, any conflicts that may arise in connection with Fredrikson & Byron, P.A., Ropes & Gray LLP, Baker Botts LLP and Sidley Austin LLP representing the Sellers after the Closing. Section 7.14 Seller Representative. (a) By the execution of this Agreement, each Seller hereby irrevocably constitutes and appoints CH Seller (“Seller Representative”) as its agent, proxy, and attorney-in-fact for each of the Seller Group Members for all purposes authorized under this Agreement, including the full power and authority on behalf of the Seller Group Members (i) to direct or disburse any payments to be made to the Sellers hereunder; (ii) to endorse and deliver any certificates or instruments representing the Purchased Interests and the Blocker Interests and execute such further instruments of assignment as Buyer or Parent shall reasonably request; (iii) to execute and deliver on behalf of such Seller Group Member any amendment or waiver hereto; (iv) (A) to dispute or refrain from disputing, or to deliver instructions, on behalf of such Seller Group Member relative to any amounts to be received by the applicable Seller under this Agreement or any Ancillary Agreement, or any claim made by Buyer or Parent under this Agreement or any Ancillary Agreement, (B) to negotiate and compromise, on behalf of any Seller Group Member, any dispute that may arise under, and exercise or refrain from exercising any remedies available under, this Agreement or any Ancillary Agreement, and (C) to execute, on behalf of each Seller Group Member, any settlement agreement, release or other document with respect to such dispute or remedy; (v) to engage attorneys, accountants, agents or consultants on behalf of the Seller Group Members in connection with this Agreement or any Ancillary Agreement and pay any out-of-pocket fees related thereto; and (vii) to do each and every act and exercise any and all rights which such Seller Group Member individually or collectively with the other Seller Group Members are permitted or required to do or exercise in the judgment of Seller Representative to accomplish any of the foregoing or as contemplated by this Agreement or any Ancillary Agreement. Each Seller agrees that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of Seller Representative and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of any such Seller or its successors and assigns. All decisions and actions by Seller Representative (to the extent authorized by this Agreement) shall be binding upon all of the Seller Group Members, and no Seller Group Member shall have the right to object, dissent, protest or otherwise contest the same. (b) Each Seller agrees that Buyer and Parent shall be entitled to rely on any action taken by Seller Representative, on behalf of such Seller Group Member, pursuant to Section

79 7.14(a) (an “Authorized Action”), and that each Authorized Action shall be binding on each such Seller Group Member as fully as if such Seller Group Member had taken such Authorized Action. (c) Seller Representative shall not have by reason of this Agreement a fiduciary relationship in respect of any Seller Group Member, except in respect of amounts received on behalf of such Seller Group Member for further distribution to the applicable Seller Group Member. Seller Representative shall not be liable to any Seller Group Member for any action taken or omitted by it or any agent employed by it hereunder or under any Ancillary Agreement, except that Seller Representative shall not be relieved of any liability imposed by law for willful misconduct. Seller Representative shall not be liable to the Seller Group Members for any apportionment or distribution of payments made by Seller Representative in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Seller Group Member to whom payment was due, but not made, shall be to recover from the other Seller Group Members any payment in excess of the amount to which they are determined to have been entitled. Seller Representative shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement. Neither Seller Representative nor any agent employed by it shall incur any liability to any Seller Group Member by virtue of the failure or refusal of Seller Representative for any reason to consummate the transactions contemplated hereby or relating to the performance of its other duties hereunder, except for actions or omissions constituting actual and intentional fraud. (d) Seller Representative (in its capacity as such) shall be entitled to retain counsel and to incur such expenses (including court costs and reasonable attorneys’ fees and expenses) as Seller Representative deems to be necessary or appropriate in connection with its performance of its obligations under this Agreement. All fees and expenses incurred by Seller Representative in performing its duties as the Seller Representative shall be borne by the Sellers. (e) Each Seller hereby agrees to indemnify Seller Representative (in its capacity as such) against, and to hold Seller Representative (in its capacity as such) harmless from any and all liabilities of whatever kind which may at any time be imposed upon, incurred by or asserted against Seller Representative (in its capacity as such) in any way relating to or arising out of Seller Representative’s action or failure to take action pursuant to this Agreement or in connection herewith or therewith in such capacity; provided, that Sellers shall not be liable for the payment of any portion of such liabilities to the extent resulting from the fraud of Seller Representative. Sellers hereby authorize Seller Representative to apply proceeds otherwise distributable to Sellers pursuant to this Agreement to satisfy any of Sellers’ obligations under this Section 7.14. (f) Seller Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Sellers on a pro rata basis (the “Majority Holders”); provided, however, in no event shall Seller Representative resign or be removed without the Majority Holders having first appointed a new Seller Representative who shall assume such duties immediately upon the resignation or removal of the Seller Representative. In the event of the death, incapacity, resignation or removal of the Seller Representative, a new Seller Representative shall be appointed by the vote or written consent of the Majority Holders. Notice of such vote or a copy of the written consent appointing such new Seller Representative shall be sent to Parent and Buyer, such appointment to be effective upon the

80 later of the date indicated in such consent or the date such notice is received by Parent and Buyer; provided, that until such notice is received, Parent and Buyer, shall be entitled to rely on the decisions and actions of the prior Seller Representative as described in Section 7.14(a). [Signatures on Following Page.]

[SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT] 4855-9326-7881_1 4889-2802-6525v.10 IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above. TITAN INTERNATIONAL, INC. By: /s/ Paul Reitz ________________________ Name: Paul Reitz ________________________ Title: President __________________________ TITAN TIRE HOLDINGS, INC. By: /s/ Paul Reitz ________________________ Name: Paul Reitz ________________________ Title: President __________________________ CARLSTAR INTERMEDIATE HOLDINGS I LLC By: /s/ Max Narancich ____________________ Name: Max Narancich ____________________ Title: Chief Financial Officer _______________ AIPCF V FEEDER CTP TIRE LLC By: /s/ Stanley Edme ______________________ Name: Stanley Edme______________________ Title: Authorized Person ___________________

[SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT] 4855-9326-7881_1 4889-2802-6525v.10 AIPCF V FEEDER C (CAYMAN), LP By: /s/ Stanley Edme ______________________ Name: Stanley Edme______________________ Title: Vice President ______________________ THE CARLSTAR GROUP, LLC By: /s/ Jacob Thomas _____________________ Name: Jacob Thomas _____________________ Title: President __________________________

4855-9326-7881_1 4889-2802-6525v.10